Exhibit 10(q)


-150-
                              AGREEMENT OF LEASE



                                 BY AND BETWEEN



                  NORTHLAND METRO PORTFOLIO LIMITED PARTNERSHIP



                                   (LANDLORD)



                                       AND



                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



                                    (TENANT)





                                 INDEX TO LEASE

ARTICLES NUMBER                       CAPTION

ARTICLE  1   Basic Lease Provisions and Enumeration of Exhibits..............4
ARTICLE  2   Description of Premises and Appurtenant Rights..................6
ARTICLE  3   Rent and Additional Rent........................................8
ARTICLE  4   Landlord's Covenants, Interruptions and Delays.................15
ARTICLE  5   Tenant's Covenants.............................................17
ARTICLE  6   Assignment, Subletting, and Mortgaging.........................22
ARTICLE  7   Casualty and Taking............................................24
ARTICLE  8   Defaults; Events; Remedies.....................................26
ARTICLE  9   Rights of Mortgagee/Ground Lessor..............................28
ARTICLE  10  Miscellaneous Provisions.......................................29

       10.1  Title..........................................................29
       10.2  Notices........................................................29
       10.3  Bind and Inure.................................................30
       10.4  Partial Invalidity.............................................30
       10.5  No Waiver......................................................30
       10.6  No Surrender...................................................30
       10.7  No Accord and Satisfaction.....................................30
       10.8  Intentionally Deleted..........................................30
       10.9  Self-Help......................................................30
       10.10 Estoppel Certificates..........................................31
       10.11 Waiver of Subrogation..........................................32
       10.12 Governing Law..................................................32
       10.13 Acts of God....................................................32
       10.14 Consent........................................................32
       10.15 Brokerage Commissions..........................................32
       10.16 Intentionally Deleted..........................................33
       10.17 Limitation of Liability........................................33
       10.18 Intentionally Deleted..........................................33
       10.19 Recording......................................................33
       10.20 Intentionally Deleted..........................................33
       10.21 Term Commencement Date.........................................33
       10.22 Improvements...................................................34
       10.23 Electricity....................................................36
       10.24 Option to Extend...............................................37
       10.25 Hazardous Materials............................................39
       10.26 Right of First Offer...........................................40
       10.27 Right of First Refusal.........................................42
       10.28 Right to Reduce Space..........................................43
       10.29 Storage Premises...............................................44
       10.30 Antenna Installation...........................................45
       10.31 Exterior Signage...............................................48
       10.32 Food Service Facility..........................................49
       10.33 Exercise Facility..............................................49
       10.34 Temporary Premises.............................................49
       10.35 Testing of Building HVAC System................................50




DATE OF LEASE EXECUTION:  February __, 1998

                                    ARTICLE I

                                    REFERENCE

1.1 Subjects Referred To. Each reference in this Lease to any of the following subjects shall be construed to incorporate the data for that subject in this Article.

PARTIES:

LANDLORD: NORTHLAND METRO PORTFOLIO LIMITED PARTNERSHIP, a Massachusetts limited partnership

MANAGING AGENT:  NORTHLAND INVESTMENT CORPORATION

LANDLORD'S/MANAGING AGENT'S ADDRESS FOR NOTICES:

                        Northland Investment Corporation
                             2150 Washington Street
                                Newton, MA 02162

MAKE CHECKS PAYABLE TO: NORTHLAND METRO PORTFOLIO LIMITED PARTNERSHIP

SEND CHECKS TO:   c/o Northland
                  P.O. Box 620601
                  Newton Lower Falls, MA  02162-0601

TENANT: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation

TENANT'S ADDRESS (FOR NOTICE AND BILLING):

                  350 Church Street
                  Hartford, CT  06103
                  Attn: Peter Gourley
                        Vice President, Financial Reporting & Pricing

BUILDING & LEASED PREMISES: Approximately 149,778 rentable square feet comprising the entire seventh (7th) through twelfth (12th) floors (collectively, the "Premises") of the building known as the Metro Center and located at 350 Church Street, Hartford, Connecticut (the "Building"), substantially as shown on the Plans attached hereto as Exhibit "A". All measurements and determinations of area required pursuant to this Lease shall be made in accordance with the Building Owners and Managers Association ("BOMA") standards, BOMA publication ANSI 265.1-1996. Prior to the Term Commencement Date, as hereinafter defined, the area of the Premises will be remeasured in accordance with BOMA standards. If such remeasurement discloses a different rentable area for the Premises than that set forth above, then the Base Rent and Tenant's Proportionate Share (as such terms are hereinafter defined) shall be adjusted accordingly.

PROPERTY: The Building, the parking structure (the "Garage") with an address at 150 High Street, Hartford, Connecticut, and the land parcel(s) on which the Building and the Garage are located, including exterior grounds and sidewalks, if any.

TERM COMMENCEMENT DATE:    See Section 10.21

EXPIRATION DATE: The date which is one hundred twenty (120) months and two (2) weeks after the Term Commencement Date; provided, however, if such date shall fall on other than the last day of a calendar month, the Expiration Date shall be deemed to be the last day of the calendar month in which such date shall occur.

TERM: One hundred twenty (120) months and two (2) weeks (plus the partial month, if any, at the end of the Term), as the same may be sooner terminated or extended in accordance with the terms of this Lease.

OPTION TO EXTEND:  See Section 10.24

BASE RENT RATE:

 Months 1- 24: $12.00 per rentable square foot of the Premises per year Months 25-60: $17.00 per rentable square foot of the Premises per year Months 61-84: $22.00 per rentable square foot of the Premises per year Months 85-96: $24.00 per rentable square foot of the Premises per year Months 97-108: $24.50 per rentable square foot of the Premises per year Months 109-
 Expiration Date:  $25.00 per rentable square foot of the Premises per year

PROPORTIONATE SHARE: 52.56%, being a fraction, the numerator of which is the rentable area of the Premises and the denominator of which is the rentable area of the Building.

OPERATING COSTS FOR THE BASE CALENDAR YEAR: The actual amount of Operating Costs for the first twelve (12) months of the Term
-------------------------------------------

REAL ESTATE TAXES FOR THE BASE CALENDAR YEAR: The actual amount of Landlord's Tax Expense for the first twelve (12) months of the
-----------------------------------------------
Term

PERMITTED USE OF PREMISES: General office use only (without associated bulk storage or uses requiring above building standard structural, electrical or HVAC facilities), and for no other use or purpose.

TENANT INSURANCE REQUIREMENTS:      Public Liability Insurance
                                    Combined Single Limit

   Bodily Injury & Property Damage: $3,000,000.00/$5,000,000.00

SECURITY DEPOSIT: None

GUARANTOR:        None

BROKER:  Cushman & Wakefield of Connecticut, Inc.

1.2 Exhibits & Riders. The Exhibits and Riders listed below in this Section are incorporated in this Lease by reference and are to be construed as part of this
Lease:

         Exhibit A         Plan of Premises
         Exhibit B         Landlord Services
         Exhibit B-1       Cleaning Specifications
         Exhibit C         Rules and Regulations
         Exhibit D         Form of Subordination, Non-Disturbance and Attornment
                           Agreement
         Exhibit E         Plan of Storage Premises
         Exhibit F         Form of Metro Center Fitness Club Usage Agreement



                                  ARTICLE II

                 DESCRIPTION OF PREMISES AND APPURTENANT RIGHTS

2.1 Location of Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby accepts from Landlord, the Premises suitably identified in the foregoing portion of this Lease.

2.2 Appurtenant Rights and Reservations. Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with others, the public or common lobbies, hallways, stairways, passenger elevators and sanitary facilities in the Building, but such rights shall always be subject to the Rules and Regulations set forth on Exhibit C (as the same may be amended or modified from time to time by Landlord by prior notice to Tenant), and to the right of Landlord to designate and change from time to time areas and facilities so to be used (provided that Tenant's use and enjoyment thereof and of the Premises and Tenant's rights under this Lease are not materially adversely affected thereby). Tenant shall also have, as appurtenant to the Premises, subject to obtaining Landlord's prior written consent, the non-exclusive right to use reasonable portions of common area conduits, chutes and pipes adjacent to the Premises for the purpose of running wires and cabling between floors of the Premises to serve Tenant's equipment located within the Premises.

         Tenant agrees that Landlord shall have the right, upon reasonable prior written notice to Tenant, to place in, over and upon the Premises (but in such a manner as to reduce interference with Tenant's use of the Premises and not be visible from within the Premises) utility lines, pipes, equipment and the like to serve the Premises or premises other than the Premises, and to replace, maintain and/or repair such utility lines, pipes, equipment and the like.

         During the hours of 7:00 A.M. to 6:00 P.M., Monday through Friday, legal holidays recognized generally in first-class office buildings in downtown Hartford excepted (hereinafter referred to as "Normal Building Operating Hours"), the Building shall be open and access to the Premises shall be freely available, subject to interruption due to causes beyond Landlord's reasonable control. During all periods other than Normal Building Operating Hours Tenant shall have access to the Premises, and at all times Tenant shall have access to the Garage, but always subject to reasonable rules and regulations therefor from time to time established by Landlord by suitable notice.

2.3 Parking. During the Term of this Lease, Landlord will make available for the use by Tenant and its employees four (4) Garage parking passes for each one thousand (1,000) rentable square feet of the Premises. Notwithstanding the foregoing, Tenant shall have the one-time right, upon thirty (30) days prior written notice to Landlord, which notice must be given on or before the third
(3rd) anniversary of the Term Commencement Date, to reduce the number of Garage parking passes available for its use to three (3) Garage parking passes for each one thousand (1,000) rentable square feet of the Premises; and, if Tenant shall exercise such right, the number of Garage parking passes shall be so reduced effective as of the expiration of such thirty (30) day period. Said parking passes shall be paid for by Tenant at the following rates (in each case plus applicable State sales tax): $50.00 per pass per month for months 1-24 of the Term; $70.00 per pass per month for months 25-36 of the Term; $80.00 per pass per month for months 37-48 of the Term; $100.00 per pass per month for months 49-60 of the Term; $125.00 per pass per month for one-half (1/2) of the passes for months 61 through the Expiration Date of the Term; and at the then current prevailing rate in the Garage, as such rate may vary from time to time, for the other one-half (1/2) of the passes for months 61 through the Expiration Date of the Term. All parking passes (and the parking spaces in the Garage) will be on an unassigned, non-reserved basis, except for thirty (30) spaces, twenty (20) of which shall be designated by Landlord as reserved for Tenant's exclusive use and ten (10) of which shall be designated by Landlord as reserved for the use by Tenant's visitors and guests. Such thirty (30) spaces shall be in a preferred location in the Garage (as designated by Landlord) and shall be indicated by signage (or other form of identification) installed by Landlord and approved by Tenant; provided, however, that in no event shall Landlord be obligated to police the use of such thirty (30) spaces. Notwithstanding the preceding sentence, upon written notice from Tenant that unauthorized persons are using any of such thirty (30) spaces, Landlord shall use reasonable efforts to cause such persons not to use such spaces; provided, however, that Landlord shall have no obligation to terminate any lease to which Landlord and such persons may be parties by reason of such unauthorized use. The use of all parking spaces in the Garage shall be subject to rules and regulations promulgated by Landlord from time to time.

         Except in connection with a permitted sublease or assignment under
Article VI hereof, Tenant shall have no right to sublet, assign or otherwise transfer said parking passes without Landlord's prior written consent. If Tenant shall desire to sublet, assign or otherwise transfer any of said parking passes, Tenant shall submit to Landlord in writing the name of the proposed transferee, the terms and conditions of the transfer (including copies of the proposed sublease or assignment) and any other information reasonably requested by Landlord. Landlord shall have the right, exercisable by written notice to Tenant within ten (10) business days after Landlord's receipt of Tenant's notice, to recapture any or all of the parking passes which are the subject of the proposed sublease, assignment or other transfer. If Landlord shall exercise such right, Tenant shall have no further right to such parking passes (and shall return the same to Landlord) effective as of the date and for the period of time set forth in Landlord's recapture notice. If Landlord shall not exercise such right, Landlord's consent to the proposed sublease, assignment or other transfer shall not unreasonably withheld or unduly delayed; provided, however, that Landlord may withhold its consent if in the exercise of its sole judgment Landlord determines that (i) the financial condition or general reputation of the proposed transferee is not consistent with the extent of the obligations undertaken by the proposed sublease, assignment or other transfer, or (ii) Tenant proposes to sublet or assign to one who, at the time of Tenant's request for consent, is a tenant or occupant of the Building and/or is using parking spaces in the Garage or to one with whom Landlord or its agents is (are) actively negotiating for space in the Building or for parking spaces or passes in the Garage, or (iii) the charges for the parking passes which the transferee is obligated to pay are less than the then current prevailing rate (from time to time) in the Garage. Tenant acknowledges that Landlord's consent may be conditioned upon, inter alia, a requirement that all charges payable for the use of such parking passes in excess of the charges payable hereunder for such parking passes be paid to Landlord.


                                   ARTICLE III

                            RENT AND ADDITIONAL RENT

3.1 Rent. All monies payable by Tenant to Landlord under this Lease shall be deemed to be rent and shall be payable and recoverable as rent in a manner herein provided. Rent shall be paid to the Landlord, commencing on the Term Commencement Date, and on the first day of each calendar month during the Term of this Lease without any withholding, offset, abatement, reduction, prior notice or demand, except as otherwise expressly set forth in this Lease. Until notice of some other designation is given, rent and all other charges shall be paid by check to the order of Landlord at Landlord's mailing address set forth in Section 1.1 hereof, receipt of same being subject to collection. Notwithstanding the foregoing, provided that Tenant is not in default under this Lease, Tenant shall be entitled to a credit against Base Rent payable hereunder in the amount of $.50 for each rentable square foot of the Premises not occupied by Tenant for business during the first two (2) weeks of the Term, the amount of such credit to be confirmed in writing by Landlord and Tenant promptly after the expiration of such first two (2) week period.

         If Tenant shall fail to pay rent when due, such unpaid amount shall bear interest until paid at the rate of 1.5% per month for all sums which are in excess of ten (10) business days overdue. In the event Tenant pays any rent or other charge by check or draft, and said check or draft is not honored by the bank on which it is drawn, interest as set forth herein and an additional charge of $15.00 shall be due from Tenant to Landlord.

3.2 Operating Cost Increase. If the Operating Costs for any calendar year or partial calendar year during the Term are greater than the Operating Costs for the Base Calendar Year set forth in Section 1.1 (or a prorated amount thereof for any partial calendar year), then Tenant shall pay to Landlord its Proportionate Share set forth in Section 1.1 of such excess, as the same may be adjusted in the event of a remeasurement or change in size of the Premises or Building. Operating Costs for the Base Calendar Year shall be adjusted to reflect an occupancy rate in the Building of ninety-five percent (95%).

         Landlord may from time to time reasonably estimate the amount due from Tenant under this Section with respect to any calendar year or portion thereof and, commencing no sooner than the first (1st) anniversary of the Term Commencement Date, Tenant shall pay periodically as Landlord may determine, but not more frequently than monthly, the amount of Landlord's estimate as rent with the next due payment of monthly Base Rent.

         Not later than one hundred twenty (120) days after the end of each calendar year, Landlord shall render Tenant a statement of Operating Costs for such calendar year and any amount due from Tenant or any credit due to Tenant hereunder. Payment by Tenant of any amount due shall be made as additional rent with Tenant's next due payment of monthly Base Rent (or, if the term of this Lease has ended, within ten (10) days of receipt of such statement), and Landlord shall credit the amount of any overpayment against subsequent obligations of Tenant under this clause (or refund such overpayment, if the term of this Lease has ended and Tenant has no further obligations to Landlord). Failure by Landlord to deliver such statement within the one hundred twenty
(120) day period does not relieve Tenant of its obligation to pay the charges described herein; provided, however, that in the event that Landlord fails to furnish Tenant with such statement within two (2) years after the end of any calendar year, then Tenant shall not be required to pay Tenant's Proportionate Share of any increase in Operating Costs for that calendar year.

         Tenant shall have the right, at Tenant's cost and expense (subject to the penultimate sentence of this paragraph), to examine Landlord's books and records of Operating Costs for any year with respect to which Tenant has made its payments on account thereof, subject to the following provisions:
         (a) Such books and records shall be made available to Tenant at the offices where Landlord keeps the same during normal business hours.

         (b) Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant a statement of the actual amount of Operating Costs.

         (c) Any request for examination in respect of any year may be made no more than one (1) year after Landlord renders the statement of the actual amount of Operating Costs for such year, and such examination shall be performed within such one (1) year period.

         (d) Such examination may be made only by an independent certified public accountant reasonably acceptable to Landlord. Without limiting Landlord's approval rights, Landlord may withhold its approval of any examiner of Tenant who is being paid by Tenant on a contingent fee basis.

         (e) As a condition to performing any such examination, Tenant and its examiners shall be required to execute and deliver to Landlord an agreement, in form acceptable to Landlord, agreeing to keep confidential any information which it discovers about Landlord or the Building in connection with such examination.

If it is determined that Landlord overstated Operating Costs for the year to which Tenant's examination relates by more than 4%, Landlord shall reimburse Tenant for the reasonable costs and expenses incurred by Tenant in performing such examination, but in no event shall such reimbursement exceed $2,000.00; and if it is determined that Landlord understated Operating Costs for the year to which Tenant's examination relates, Landlord shall reimburse Tenant for the reasonable costs and expenses incurred by Tenant in performing such examination, but in no event shall such reimbursement exceed the amount of Tenant's underpayment on account of Operating Costs for such year. If it is determined that there was an overpayment or underpayment on account of Operating Costs for the year to which Tenant's examination relates, Landlord shall reimburse Tenant, or Tenant shall pay to Landlord, within thirty (30) days of such determination, the amount of such overpayment or underpayment (as the case may be).

3.3 Definition of "Operating Costs." The term "Operating Costs" is defined to be the aggregate of costs and expenses incurred for operating, maintaining, repairing, cleaning and managing the Property, including, without limitation, the following: salaries, wages, employment taxes, reasonable, customary and mandatory benefits for employees of Landlord or its managing agent (provided, however, that with respect to any employee who performs services for buildings other than the Building, the salaries, wages, taxes and benefits payable or allocable to such employee shall be equitably apportioned among the buildings to which such employee renders services based upon the time which such employee spent performing services for each such building), costs of providing HVAC and elevator service, costs of any contractor of Landlord engaged in the cleaning, operating, maintenance or management of the Property, electricity properly chargeable hereunder, gas, oil, water (including chilled water) and steam (including sewer rental and any utility tax), rubbish removal, Landlord's insurance of every description and type related to the Property, repairs, replacements, maintenance of any grounds, landscaping and planting, building supplies, costs of operating the food service facility described in Section
10.32 below (unless such food service facility is operated by a rent-paying tenant, in which event only the costs of operating the food service facility in excess of the rent paid by such tenant shall be included in Operating Costs), costs of operating (including the maintenance and replacement of equipment for) the exercise facility described in Section 10.33 below, snow removal, window cleaning, building security, service contracts with independent contractors for any of the foregoing (including elevator and air conditioning maintenance), the cost of capital replacements, the cost of new (i.e., as opposed to replacement) capital improvements which are reasonably projected to reduce energy or other operating costs (provided, however, that the cost of all capital expenditures (both for replacements and new improvements) shall be amortized over their useful life in accordance with generally accepted accounting principles, consistently applied ("GAAP"), together with market interest on the unamortized balance), management fees, energy audits, and legal and accounting fees directly related to the operating of the Property.

         For purposes of this Lease, the aggregate controllable expenses includable in Operating Costs for any calendar year shall not exceed one hundred five percent (105%) of the aggregate controllable expenses for the prior calendar year. "Controllable" shall mean within the reasonable control of Landlord and not determined by a third party. For example, utility rates, insurance premiums, mandated minimum wages and tax rates or assessments are not controllable.

         Notwithstanding the foregoing, the following items shall be excluded from the definition of Operating Costs:

         (a) Costs of decorating, redecorating or special cleaning or other services provided to a particular tenant (but not all tenants) of the Building;

         (b) Wages, salaries, fees and fringe benefits paid to officers or partners of Landlord or personnel above the level of Property Manager;

         (c) Any charge for depreciation of the Building or Building equipment;

         (d) Any charge for Landlord's income taxes, excess profit taxes, franchise taxes or similar taxes on Landlord's business;

         (e) All costs directly relating to activities for the solicitation and execution of leases of space in the Building;

         (f) All costs and expenses of operating the Garage;

         (g) All costs for which Tenant or any other tenant in the Building is separately charged (other than through the operating cost escalation provisions of the lease with such other tenant);

         (h) The cost of any electric current furnished to office tenants for non-customary office machinery and equipment;

         (i) The cost of correcting defects in the original construction of the Building, except that conditions (not occasioned by construction defects) resulting from ordinary wear and tear will not be deemed defects for the purpose of this clause (i);

         (j) The cost of correcting defects in Building equipment to the extent such cost is covered by warranty, except that conditions resulting from ordinary wear and tear will not be deemed defects for the purpose of this clause (j);

         (k) The cost of any repair made by Landlord because of the total or partial destruction of the Building by fire or other casualty (except that reasonable deductible amounts may be included in Operating Costs) or the condemnation of a portion of the Building;

         (l) Any increase in Landlord's insurance premiums to the extent that such increase is caused by or attributable to the particular use, occupancy or act of another tenant;

         (m) The cost of any items for which Landlord is reimbursed by insurance or otherwise compensated by other parties (other than tenants of the Building through the operating cost escalation provisions of the leases with such tenants);

         (n)      The cost of capital expenditures, except as set forth above;

         (o) The cost of any removal, treatment or abatement of asbestos or any other hazardous substance or gas in the Building or on the Premises (other than those customarily handled and disposed of incident to the normal operation, maintenance or repair of the Property, such as cleaning materials);

         (p) Any amount paid to an affiliate of Landlord which is in excess of the amount which would be paid in the absence of such relationship (it being acknowledged and agreed, however, that a management fee not exceeding 4% of gross revenues from the Property payable to an affiliate of Landlord will not violate this clause (p));

         (q) The cost of any work or service performed for or facilities furnished to any tenant of the Building to a greater extent or in a manner more favorable to such tenant that that performed for or furnished to Tenant;

         (r) The cost of preparing, improving or altering space in the Building leased to other tenants;

         (s) The cost of overtime or other expense to Landlord in curing its defaults; and

         (t) Ground rent or similar payments to a ground lessor.

         Landlord shall compute Operating Costs on an accrual basis in accordance with GAAP. Until such time as the occupancy rate in the Building is at least ninety-five percent (95%), Landlord shall have the right to adjust those Operating Costs which may vary based on occupancy levels to reflect a ninety-five percent (95%) occupancy rate in the Building.

         In the event that Operating Costs shall contain any costs of operating or maintaining any system or providing any services which shall serve the Premises but less than the entire Building, then such portion of Operating Costs shall be calculated separately from other costs within Operating Costs. With respect to such costs, Tenant shall not pay its Proportionate Share as defined in Section 1.1 but rather a proportionate share calculated as a fraction, the numerator of which is the rentable square footage of the Premises as established in Article I, and the denominator of which shall be the rentable square footage of the space served by the system or receiving the services, as the case may be.

3.4 Real Estate Tax Increase. If Landlord's Tax Expense for any calendar year or partial calendar year during the Term is greater than the Real Estate Taxes for the Base Calendar Year set forth in Section 1.1, Tenant shall pay to Landlord, as additional rent, its Proportionate Share set forth in Section 1.1 of such excess, as the same may be adjusted in the event of a remeasurement or change in size of the Premises or Building.

         Landlord may from time to time reasonably estimate the amount due from Tenant under this Section with respect to any calendar year or portion thereof and, commencing no sooner than the first (1st) anniversary of the Term Commencement Date, Tenant shall pay periodically as Landlord may determine, but not more frequently than monthly, the amount of Landlord's estimate as rent with the next due payment of monthly Base Rent.

         Not later than one hundred twenty (120) days after Landlord's Tax Expense for the applicable period is determined, Landlord shall render Tenant a statement (which shall include copies of real estate tax bills and invoices from tax abatement consultants, if any) showing for the applicable period Landlord's Tax Expense and any other amount due from Tenant or any credit due to Tenant hereunder. Payment by Tenant of any amount due shall be made as additional rent with Tenant's next due payment of monthly Base Rent (or, if the term of this Lease has ended, within ten (10) days of receipt of such statement), and Landlord shall credit the amount of any overpayment against subsequent obligations of Tenant under this clause (or refund such overpayment, if the term of this Lease has ended and Tenant has no further obligations to Landlord). Failure by Landlord to deliver such statement within the one hundred twenty
(120) day period does not relieve Tenant of its obligation to pay the charges described herein.

         The term "Landlord's Tax Expense" shall mean all taxes, betterments and assessments of every kind and nature assessed by any governmental authority on the Property which Landlord shall become obligated to pay because of or in connection with the ownership, leasing and/or operating of the Property plus the reasonable costs incurred in any attempt to obtain a real estate tax abatement for the real estate taxes due during the term hereof, whether or not successful, subject to the following:

         (a) The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in which such taxes are being determined;

         (b) There shall be excluded from such taxes interest and penalties due to Landlord's failure to pay taxes when they are due and all income taxes, excess profit taxes, excise taxes, franchise taxes, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Property or a federal, state, county, municipal or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "Landlord's Tax Expense" but only to the extent that the same would be payable if the Property were the only property of Landlord; and

         (c) Landlord's Tax Expense shall be reduced by the amount of any abatements or refunds actually received net of the reasonable expenses, including without limitation legal fees and expert witness fees, incurred in obtaining such abatements or refunds.

Although real estate taxes in Connecticut are payable on the basis of a July 1-June 30 fiscal/tax year, for the purposes of this Section 3.4, Landlord's Tax Expense shall be computed on a calendar year basis, based upon the sum of one-half (1/2) of Landlord's Tax Expense payable in respect of one fiscal/tax year, plus one-half (1/2) of Landlord's Tax Expense payable in respect of the next fiscal/tax year. (For example, Landlord's Tax Expense for 1997 would be 1/2 of Landlord's Tax Expense in respect of the 1997 fiscal/tax year, plus 1/2 of Landlord's Tax Expense in respect of the 1998 fiscal/tax year.)


                                   ARTICLE IV

                 LANDLORD'S COVENANTS, INTERRUPTIONS AND DELAYS

4.1      Landlord Covenants.

         4.1.1 To furnish services, facilities and supplies set forth in Exhibit B, comparable to first-class office buildings in downtown Hartford.

         4.1.2 Except as otherwise provided in Article VII and except in the case of damage caused by any act or negligence of Tenant, its employees, agents, contractors, invitees or servants, to make such repairs to the roof, exterior walls, floor slabs and common areas and facilities of the Building as may be necessary to keep them in serviceable condition.

         4.1.3 That Tenant, on paying the rent and performing Tenant's obligations in this Lease, shall peacefully and quietly have, hold and enjoy the Premises, free from claims of Landlord or those claiming under Landlord, subject to all of the terms and provisions hereof.

         4.1.4 Landlord shall carry commercial general liability insurance for the Building with a combined single limit of at least $5,000,000 (and, upon written request, Landlord shall provide Tenant with a certificate of insurance evidencing such coverage), as well as fire and hazard insurance coverage for the Building. The coverages provided in the preceding sentence shall also satisfy all requirements of Landlord's mortgagee. Landlord or Landlord's managing agent shall carry appropriate workers' compensation and employer's liability insurance on those employees who may at any time enter the Premises.

         4.1.5 Landlord shall comply with all federal, state and local laws, ordinances, regulations and codes relating to the operation of the Building generally as an office building (specifically excluding, without limitation, the manner of use by Tenant of the Premises or by other tenants of other premises in the Building). Without limiting the foregoing, Landlord shall cause the common areas of the Building to comply with the Americans with Disabilities Act of 1990 (the "ADA") as in effect on the date hereof.

         4.1.6 Subject to the provisions of Section 10.11 hereof, Landlord agrees to hold Tenant harmless and to defend, exonerate and indemnify Tenant from any against any and all claims, liabilities or penalties (including, without limitation, reasonable attorneys' fees) asserted by or on behalf of any third party against Tenant for damage to property or injuries to persons sustained or occurring in the Building to the extent arising from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.

4.2 Interruption and Delay. Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, including without limitation the causes set forth in
Section 10.13 hereof, Landlord shall not be liable to Tenant, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises, and Tenant's sole remedies shall be in the following circumstances, as and to the extent described:

         (a) If, due to Landlord's failure to provide any service or utility (including electricity) required to be provided by Landlord under this Lease, the Premises or any portion thereof becomes untenantable so that, for the Premises Untenantability Cure Period, as hereinafter defined, the continued operation in the ordinary course of Tenant's business is materially adversely affected, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of the Premises Untenantability Cure Period (except for such temporary access thereto as is necessary to obtain files, records and the like) and that such untenantability and Landlord's inability to cure such condition are not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors or any other cause beyond Landlord's reasonable control, Base Rent and Tenant's payments on account of Operating Costs and Landlord's Tax Expense shall thereafter be abated in proportion to such untenantability until the day such condition is corrected. For the purposes hereof, the "Premises Untenantability Cure Period" shall be defined as five (5) consecutive business days after Landlord's receipt of written notice from Tenant of the condition causing untenantability in the Premises.

         (b) If, due to Landlord's failure to provide any service or utility (including electricity) required to be provided by Landlord under this Lease, the Premises or any portion thereof becomes untenantable, the untenantability of which materially adversely affects the continued operation in the ordinary course of Tenant's business, and if (i) such untenantability continues for sixty
(60) consecutive days after Landlord's receipt of written notice of such condition from Tenant, and (ii) such untenantability and Landlord's inability to cure such condition are not caused by the fault or neglect of Tenant or Tenant's agents, employees, or contractors, then, provided that Tenant ceases to use the affected portion of the Premises during the entirety of such sixty (60) day period (except for such temporary access thereto as is necessary to obtain files, records and the like), Tenant shall have the right to terminate this Lease exercisable by giving Landlord a written termination notice as follows. Upon the giving of such notice, this Lease shall terminate as of the date which is thirty (30) days after Landlord's receipt thereof, unless Landlord shall have cured such condition on or before such thirtieth (30th) day.

The provisions of clauses (a) and (b) above shall not apply in the event of untenantability caused by fire or other casualty or taking (see Article VII).


                                    ARTICLE V

                               TENANT'S COVENANTS

         Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises:

5.1 Tenant's Payments. To pay when due all rent and additional rent and all charges for utility services rendered to the Premises therefor including electricity costs and, as further additional rent, all charges for additional services agreed to from time to time.

5.2 Repairs & Yielding Up. To keep and maintain the Premises in good order and condition, reasonable wear and tear and damage by casualty or taking excepted, and to notify Landlord promptly of any repairs to be made in or to the Premises. At the expiration or termination of this Lease, Tenant shall peaceably yield up the Premises and all alterations, additions and improvements (it is agreed that alterations, additions and improvements made to the Premises, except for the installation of so-called Liebert units which Tenant may remove, shall become part of the Premises and the property of Landlord), unless Landlord requests removal of same by Tenant, in good order and repair and in the same condition as said Premises were in at Term Commencement Date or thereafter may be put in accordance with this Lease, reasonable wear and tear or damage by casualty or taking excepted, first removing all personal property, trade fixtures, business equipment and other goods and effects of Tenant (including, without limitation, all telephone and computer equipment), and repairing any damage caused by such removal and restoring the Premises and leaving them broom clean and neat. Any of Tenant's property which shall remain in the Building or on the Premises after the expiration or earlier termination of the Lease shall be deemed conclusively to have been abandoned and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense.

5.3 Occupancy & Use. Continuously from the Term Commencement Date to use and occupy the Premises for only the Permitted Use of Premises; to comply with all applicable federal, state and local laws, ordinances, regulations and codes in its use and occupancy of the Premises; not to injure or deface the Premises, Building or any other portion of the Property; and not to dump, flush, or in any way introduce any hazardous, toxic or chemical substances into the septic, sewage or other waste disposal system; and not to use, generate, store or dispose of hazardous, toxic or chemical substances in or on the Premises (except those in customary types and quantities and ordinarily used by office tenants, and then only in accordance with law and manufacturer's specifications therefor); and not to permit the emission from the Premises of any objectionable noise or odor, or to create any nuisance, and not to use the Premises for an auction sale or any purpose which is inconsistent with the tenancy of the Building, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building; and not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Building used by Tenant in common with others and not without prior written consent of Landlord, permit the painting or placing of any curtains, blinds, shades, awnings, aerials, signs, flagpoles or the like, visible from outside the Premises.

5.4 Rules & Regulations. To comply with the Rules and Regulations attached hereto as Exhibit C and all other reasonable rules and regulations hereafter made or modified by Landlord, of which Tenant has been given notice, provided that such other rules and regulations shall not materially adversely affect Tenant's rights under this Lease. Landlord shall use reasonable efforts to uniformly enforce such rules and regulations against all tenants of the Building; provided, however, that in no event shall Landlord be obligated to terminate the lease of any tenant of the Building by reason of a violation of any rule or regulation.

5.5 Alterations by Tenant. In connection with making any changes, additions and improvements to the Premises, to (i) obtain the prior written consent of Landlord of the same (except for changes, additions or improvements costing no more than $80,000 in the aggregate per calendar year and which are non-structural in nature and not visible from outside the Premises, notice of which is given to Landlord prior to the commencement of the same) and of plans, specifications and the licensed contractor to be used by Tenant and any other data reasonably required to be furnished by Tenant; (ii) comply with all governmental requirements; including but not limited to building, electrical and plumbing codes; (iii) equal or exceed the current construction standard for the Building; (iv) provide Landlord with evidence of the insurance covering such work; and (v) provide Landlord with "as-built" drawings and specifications upon completion of such work. All work performed shall be done in such a manner as not to disturb or disrupt the operation of the Building or any other occupants in the Building. Any increase in Landlord's Tax Expense or insurance premiums on the Property attributable to such change, addition or improvements shall be paid by Tenant. Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Property or any part thereof.

5.6 Indemnity. To defend with counsel duly licensed in the state in which the Building is located, save harmless, and indemnify Landlord and its agents and employees from any liability for injury, loss, accident or damage to any person or property, and from any claims, actions, proceedings and expenses and costs in connection therewith, including without limitation reasonable counsel fees, (i) arising from the negligence or willful misconduct of Tenant or Tenant's servants, agents, employees, contractors, licensees or invitees, or arising from any use made or thing done or occurring in or on the Premises not due to the negligence or willful misconduct of Landlord, subject in any such case to the provisions of Section 10.11 hereof, or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease. Tenant shall also indemnify and hold Landlord and its agents and employees harmless from and against any losses, costs, damages or claims of whatever nature arising out of or in connection with the compliance requirements set forth in the ADA relating to Tenant's design, renovation, alteration and/or construction of the Premises. The preceding sentence, however, shall not apply to Tenant's initial design of the Premises as reflected in the Construction Drawings (as hereinafter defined) or to the performance of Landlord's Work (as hereinafter defined).

5.7 Tenant's Liability Insurance. To maintain with responsible companies qualified to do business in the state in which the Building is located public liability insurance covering the Premises insuring Landlord, the Managing Agent and others in interest whom Landlord may reasonably request as well as Tenant with the limits set forth in Section 1.1, which limits may be increased based on industry standards, and worker's compensation insurance with statutory limits covering all of Tenant's employees working in the Premises. All policies shall be noncancelable and nonamendable with respect to Landlord, the Managing Agent and Landlord's designees without thirty (30) days prior notice to Landlord. A certificate of insurance evidencing the above agreements shall be delivered to Landlord on or before Term Commencement Date. If Tenant fails to comply with the foregoing requirements, Landlord may obtain such insurance and keep same in effect, and all sums paid by Landlord for such insurance hereunder shall be and are hereby declared additional rent, due and payable forthwith.

5.8 Tenant's Property. That all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant shall be insured to the full replacement cost thereof under a broad form "all risk" insurance policy and kept in the Premises or the Building at the sole risk and hazard to Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or other casualty including the leakage or bursting of water pipes, steam pipes, or other pipes, or by theft or from any other cause, no part of said loss or damage is to be charged to or borne by Landlord unless, subject to Section 10.11 hereof, such loss or damage is due to the negligence of the Landlord, in which case Landlord shall bear loss or damage only to "ordinary office property" (as hereinafter defined). For purposes of this Section 5.8, "ordinary office property" shall mean merchandise, furniture and other tangible personal property of a kind and quantity which may customarily be expected to be found within comparable business offices in downtown Hartford, and excluding any unusually valuable or exotic property, works of art and the like. At Tenant's option, (a) Tenant may provide the insurance coverages required under Sections 5.7 and/or 5.8 through blanket policies of insurance covering more than one location, provided the entire amount of insurance required of Tenant hereunder is applicable to the Premises without regard to any other location, and (b) Tenant may elect to self-insure for the liabilities and casualties required to be covered by the insurance policies described in Sections 5.7 and/or 5.8, provided that Tenant's net worth at all times during such self-insurance remains at least equal to $1,000,000,000 and Landlord is given written notice reasonably in advance of the effective date of such self-insurance.

5.9 Landlord's Right to Entry. Upon at least twenty-four (24) hours prior written notice to Tenant (except that no notice shall be required in an emergency or for cleaning or routine repair and maintenance operations), to permit Landlord and its agents entry to the Premises at reasonable times to examine the same, make any repairs or replacements or, with Tenant's prior written consent, improvements and/or additions, to carry out any right granted by Section 10.9 and to show the Premises to prospective tenants during the nine
(9) months preceding expiration of the Term and to prospective purchasers and mortgagees at all reasonable times. Landlord shall exercise its rights of access to the Premises permitted hereunder in such manner so as to minimize interference with Tenant's use and occupation of the Premises, but in no event shall Landlord's entry prevent Tenant's use of the Premises (except as may be required in an emergency). Except in an emergency, Tenant shall have the opportunity to have a representative of Tenant present during any entry by Landlord into the Premises.

5.10 Loading. Not to place a load upon the Premises exceeding 100 pounds of combined load per square foot of floor area, and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant's business machines and mechanical equipment shall be installed to prevent vibration or noise outside the Premises.

5.11 Liens & Property Taxes. Not to cause or allow liens of any kind to be filed or placed against the Premises or the Property, and to immediately, at its sole cost and expense, eliminate or bond over said lien and to pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

5.12 Attorney's Fees. In the event of any litigation between the parties concerning the enforcement of any obligations under this Lease, the prevailing party shall be entitled to recover from the other party the reasonable attorneys' fees and other expenses of litigation incurred by the prevailing party.

5.13     Holding Over.

         (a) Tenant shall have the right (which, if timely and properly exercised as provided herein, shall be in lieu of the then applicable option, if any, to extend the Term as provided in Section 10.24 below) to extend the Term of this Lease for an additional period of three (3) months (the "Elected Holdover Period"), such right to be exercised by notice to Landlord no later than nine (9) months prior to the expiration of the then current Term of this Lease. Said notice shall be effective only if given in the timely manner described; however, Tenant's exercise of such right may be deemed void in Landlord's sole discretion if Tenant is not occupying the Premises for the Permitted Use or is in default under the terms of this Lease either on the date of the notice or on the date of the expiration of the then current Term hereof. If Tenant fails to give timely notice to Landlord as herein provided, Tenant shall have no right to extend the Term for the Elected Holdover Period, time being of the essence of this Section 5.13(a). Upon the timely giving of such notice by Tenant, the Term of this Lease shall be extended for the Elected Holdover Period upon all of the same terms and conditions of this Lease in effect as of the expiration of the then current Term of this Lease, except that the Base Rent shall equal one hundred twenty-five percent (125%) of the Base Rent in effect at the expiration of the then current Term of this Lease. Notwithstanding the fact that, upon Tenant's exercise of its right to extend the Term for the Elected Holdover Period, such extension shall be self-executing, as aforesaid, upon request of either party, the parties shall promptly execute a lease amendment reflecting such extension of the Term following Tenant's exercise of such right.

         (b) If Tenant continues to occupy the Premises after the expiration or sooner termination of the Term of this Lease (as the same may be extended for the Elected Holdover Period or pursuant to Section 10.24 below) without Landlord's written consent (which consent may be withheld in Landlord's sole and absolute discretion), Tenant shall pay, as a charge for use and occupancy and liquidated damages (and not as rent), for each month of continued occupancy an amount equal to one hundred fifty percent (150%) of the total monthly rent payment (rent and all other monthly charges) in effect prior to such holdover, and shall also pay all damages, both direct and/or indirect (including, without limitation, loss of a tenant(s) or of rental income), sustained by Landlord on account of such holding over if Landlord shall have secured another tenant to lease the Premises or any part thereof. No receipt of money by Landlord from Tenant after expiration or termination of this Lease shall reinstate or extend this Lease.

5.14 Safety Requirements. To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant (except that Tenant shall not be required to install safety appliances that Landlord is required to install generally throughout the Property), and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Permitted Use of the Premises.


                                   ARTICLE VI

                     ASSIGNMENT, SUBLETTING, AND MORTGAGING

6.1      Procedure.

         (a) Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, or sublet or permit the Premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or subletting nor shall any assignment or subletting, with or without consent by Landlord, serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

         (b) If Tenant shall desire to assign this Lease or to sublet the Premises, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting (including copies of the proposed assignment or sublease); (iii) the nature and character of the business and credit of the proposed assignee or subtenant; and (iv) any other information reasonably requested by the Landlord.

         Landlord's consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Landlord may withhold consent thereto if in the exercise of its sole judgment it determines that:

         1. The financial condition or general reputation of the proposed assignee or subtenant is not consistent with the extent of the obligations undertaken by the proposed assignment or sublease; or

         2. The proposed use of the Premises is not in keeping with the character of the existing tenancies of the Building or permitted by Section 1.1 of this Lease; or

         3. The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any other way will lessen the character of the Building; or

         4. The Tenant proposes to assign or sublet to one who at the time is a tenant or occupant of premises in the Building (unless such tenant or occupant is expanding and not relinquishing space and Landlord has no other available space to lease to such tenant or occupant in the Building) or to one with whom Landlord or its agents are actively negotiating for space in the Building; or

         5. The Tenant proposes to assign or sublet all or a portion of the Premises at a rental rate less than the rental rate Landlord is then asking for other space in the Building.

         (c) Any instrument of sublease shall specifically state that such sublease is subject to all of the terms, covenants and conditions of this Lease. Each assignee or sublessee shall assume in writing this Lease and shall be jointly and severally liable with Tenant for the full performance of all covenants hereunder. An original or duplicate original of the assignment or sublease shall be delivered to Landlord within ten (10) days following the making thereof.

         (d) Tenant shall pay to Landlord, as additional rent, (1) in the event of an assignment, fifty percent (50%) of the amount of all monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment, after deduction for Tenant's reasonable out-of-pocket costs in connection with such assignment, as set forth in a reasonably detailed accounting (with supporting invoices) submitted by Tenant to Landlord, and (2) in the event of a subletting, fifty percent (50%) of the amount, if any, by which the rent and additional rent (including parking charges, if any) payable by the sublessee to Tenant shall exceed the sum of (x) the Base Rent plus additional rent (including parking charges) allocable to that part of the Premises affected by such sublease, plus (y) all of Tenant's reasonable out-of-pocket costs in connection with such sublease, as set forth in a reasonably detailed accounting (with supporting invoices) submitted by Tenant to Landlord. Such additional rent payments shall be made monthly to Landlord within ten (10) days after receipt of the same by Tenant.

         (e) Landlord may collect rent directly from the assignee or, after a monetary default by Tenant, subtenant or occupant upon notice thereof by Landlord and apply the net amount collected (which may be treated by Landlord as rent for use and occupancy) to the rent due hereunder or to cure Tenant's default. Such collection of rent shall not be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant.

6.2 Affiliate Transfers. Notwithstanding anything to the contrary herein contained, provided that Tenant is not in default under any terms of this Lease, Tenant shall have the right, without Landlord's prior written consent, but upon prior written notice to Landlord, to assign its interest in this Lease or to sublease the Premises to an Affiliated Entity, as hereinafter defined, so long as such Affiliated Entity remains in such relationship with Tenant and has not been formed for the purpose of subverting the restraints on alienation contained herein. For purposes hereof, an "Affiliated Entity" shall be defined as (a) any entity which is controlled by, is under common control with or which controls Tenant (control, for purposes hereof, shall mean the direct or indirect ownership of more than fifty percent (50%) of the beneficial interest of the entity in question), or (b) a successor to Tenant by way of merger or purchase of all or substantially all of Tenant's assets, provided that such successor has a net worth at least equal to the net worth of Tenant as of the date hereof or immediately prior to such merger or purchase, whichever is greater (as evidenced by financial information submitted and reasonably acceptable to Landlord). As a further condition to and prior to or simultaneously with any such assignment, such Affiliated Entity shall execute and deliver to Landlord an agreement in form and substance reasonably acceptable to Landlord whereby the assignee agrees to be bound by and to assume the obligations of the tenant under this Lease.

6.3 Further Limitations. In no event shall Landlord be obligated either to consent to any proposed assignment or subletting or to elect to terminate this Lease if at the time of proposal of assignment or subletting, Tenant is in default under any terms of this Lease. If Landlord fails to respond to Tenant's request for consent to any assignment or sublease within thirty (30) days of receipt of Tenant's request therefor, and such failure continues for ten (10) days after a reminder notice from Tenant to Landlord, Landlord shall be deemed to have consented to the assignment or sublease in question. Anything contained in the foregoing provision of this Article to the contrary notwithstanding, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.


                                   ARTICLE VII

                               CASUALTY AND TAKING

7.1 Casualty and Taking. If, during the Term, all or any substantial part of the Premises, the Building or the Property is damaged materially by fire or other casualty or taken by eminent domain or by action of public or other authority in consequence thereof, or Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority, this Lease shall terminate at Landlord's election, which may be made notwithstanding Landlord's entire interest may have been divested, by notice given to Tenant within thirty-seven (37) days after such casualty or taking specifying the effective date of termination which shall not be less than thirty (30) nor more than sixty (60) days after the date of notice of such termination.

         If in any such case the Premises, the Building or the Property are rendered unfit for use and occupancy and this Lease is not terminated, Landlord shall use due diligence to restore the same or, in case of taking, what may remain thereof (excluding in each case any items installed or paid for by Tenant which Tenant may be required or permitted to remove) to substantially the same condition as existed immediately prior to such fire or other casualty or taking to the extent permitted by laws and ordinances then in effect and by the net award of insurance or damages actually received by Landlord, and a just proportion of the rent, according to the nature and extent to which the Premises have been rendered untenantable, shall be abated until the substantial completion of such work.

7.2 Reservation of Award. Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, the Building, the Property and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain or by anything lawfully done pursuant to public or other authority. Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for movable trade fixtures installed by Tenant or anybody claiming under Tenant at its own expense or relocation expenses recoverable by Tenant from such authority in a separate action, provided said award does not diminish Landlord's award in any way.

7.3      Tenant's Termination Rights.

         (a) If the Premises or any portion thereof are damaged by fire or other casualty or taking, Landlord shall notify Tenant (the "Damage Notice") in writing within thirty-seven (37) days of the occurrence of the damage as to whether (i) the repair of such damage is susceptible of being substantially completed within one hundred eighty (180) days after the occurrence (Landlord hereby agreeing to submit to Tenant with the Damage Notice an engineering estimate as to the length of time necessary to substantially complete the repair of such damage, such estimated repair period being hereinafter referred to as the "Estimated Repair Period"), (ii) sufficient insurance proceeds or condemnation awards (together with other funds which Landlord may commit) will be available for the repair of such damage, and (iii) in the case of damage by fire or other casualty (and not by taking), less than ninety percent (90%) of the rentable area of the Premises existing immediately prior to the damage will be available for Tenant's use and occupation after the repair of such damage is completed. If (x) the damage to the Premises or any portion thereof shall materially adversely interfere with the conduct of Tenant's business in the Premises in the ordinary course as reasonably determined by Tenant, and the Estimated Repair Period is in excess of one hundred eighty (180) days after the occurrence of such damage, or (y) the Damage Notice states that there will not be sufficient insurance proceeds or condemnation awards (together with other funds which Landlord may commit) available for the repair of such damage, or (z) in the case of damage by fire or other casualty (and not by taking), the Damage Notice states that less than ninety percent (90%) of the rentable area of the Premises existing immediately prior to the damage will be available for Tenant's use and occupation after the repair of such damage is completed, then Tenant may, by written notice to Landlord within fifteen (15) days after the giving of the Damage Notice to Tenant, terminate this Lease as of the date of occurrence of such damage. If such damage can be repaired within one hundred eighty (180) days from the date of occurrence of the damage, this Lease is not terminated, and Landlord fails to substantially complete the repairs within such period without fault or neglect of Tenant or its agents, employees or contractors, then Tenant may terminate this Lease by giving written notice to Landlord, in which case this Lease shall terminate thirty (30) days after the giving of such termination notice unless within such thirty (30) day period Landlord substantially completes said repairs. If the Estimated Repair Period is in excess of one hundred eighty (180) days from the date of occurrence of the damage, this Lease is not terminated, and Landlord fails to substantially complete the repairs within the Estimated Repair Period without fault or neglect of Tenant or its agents, employees or contractors, then Tenant may terminate this Lease by giving written notice to Landlord, in which case this Lease shall terminate thirty (30) days after the giving of such termination notice unless within such thirty (30) day period Landlord substantially completes said repairs.

         (b) If, during the Term, all or any part of the Premises or the Garage or access thereto are taken by eminent domain or by action of public or other authority in consequence thereof, and such taking materially adversely interferes with Tenant's business operations in the Premises in the ordinary course, then Tenant shall have the right to terminate this Lease by notice given to Landlord within thirty-seven (37) days after such taking specifying the effective date of termination which shall not be less than thirty (30) nor more than sixty (60) days after the date of notice of such termination.


                                  ARTICLE VIII

                           DEFAULTS; EVENTS; REMEDIES

8.1 Events of Default. The occurrence of any one of the following events shall constitute a default of this Lease by Tenant:

         8.1.1 Failure of Tenant to make any payment of rent or other required payment (including parking charges) when due, and such failure continues for a period of ten (10) days after receipt by Tenant of written notice from Landlord;

         8.1.2 Failure of Tenant to comply with any provision of this Lease, other than payment of rent, and such failure shall continue for thirty (30) days after receipt by Tenant of written notice from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, Tenant shall not be in default if Tenant commences such cure within thirty (30) days and diligently pursues such cure to completion;

         8.1.3 The making of an assignment or general arrangement for the benefit of creditors by Tenant or any guarantor of Tenant's obligations hereunder, or the appointment of a receiver or trustee for all or substantially all the assets of Tenant or any guarantor of Tenant's obligations hereunder and such receivership shall not have been terminated or stayed within ninety (90) days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located in the Premises or Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days;

         8.1.4 The filing by Tenant or any guarantor of Tenant's obligations hereunder of petition under any bankruptcy or insolvency Law; or the filing of such a petition against Tenant or such guarantor which is not dismissed within ninety (90) days; or

         8.1.5 Using the Premises for other than the Permitted Use, if such use continues for a period of seven (7) days after receipt by Tenant of written notice from Landlord.

8.2 Remedies in Event of Default. Landlord or its servants and agents may, in addition to and not in derogation of any remedies for any preceding breach of any covenant, immediately or at any time thereafter while such default continues and without further notice, at Landlord's election, do any one or more of the following: (1) give Tenant written notice stating that the Lease is terminated effective upon the giving of such notice or upon a date stated in such notice, as Landlord may elect, in which event the Lease shall be irrevocably extinguished and terminated as stated in such notice without any further action or (2) with or without process of law, in a lawful manner, enter and repossess the Premises, and expel Tenant and those claiming through or under Tenant, and remove its and their effects, without being guilty of trespass, in which event this Lease shall be irrevocably extinguished and terminated at the time of such entry, or (3) pursue any other rights or remedies permitted by law. Any such termination of this Lease shall be without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of any covenant and in the event of such termination, Tenant shall remain liable under this Lease as hereinafter provided. Tenant hereby waives all statutory rights (including, without limitation, rights of redemption, if any) to the extent such rights may be lawfully waived, and Landlord without notice to Tenant may store Tenant's effects and those of any person claiming through or under Tenant at the expense and risk of Tenant and, if Landlord so elects, may sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance if any, to Tenant.

8.3 Tenant's Obligations After Termination. In the event that this Lease is terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess (discounted to present value at the prime rate then being offered by the largest commercial bank in the United States) of the total rent due for the residue of the Term over the fair market rental value of the Premises for said residue of the Term. Tenant further covenants to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated; however, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 8.3 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may relet the Premises or any part or parts thereof on such terms as Landlord seems fit, and make such alterations or repairs in the Premises as Landlord in its sole judgment considers necessary to relet the same and no action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.


                                   ARTICLE IX

                        RIGHTS OF MORTGAGEE/GROUND LESSOR

9.1      Subordination and Attornment.

         (a) This Lease and the rights of Tenant hereunder are subject and subordinate in all respects to all mortgages and ground leases which may now or hereafter be placed on or affect all or any part of the real property of which the Premises are a part and/or Landlord's interest or estate in such real property or ground leases, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. Notwithstanding anything to the contrary in this Article IX contained, as to any future mortgages or ground leases, the herein provided subordination and attornment shall be effective only if the mortgagee or ground lessor therein, as the case may be, agrees, by a written instrument in recordable form and otherwise in a form reasonably acceptable to Tenant and such mortgagee or ground lessor, that, as long as Tenant shall not be in terminable default of the obligations on its part to be kept and performed under the terms of this Lease, this Lease will not be affected and Tenant's possession hereunder will not be disturbed by any default under and/or foreclosure or termination of such mortgage or ground lease. Tenant acknowledges and agrees that the form of subordination, non-disturbance and attornment agreement attached hereto as Exhibit D is acceptable to Tenant for future mortgages and ground leases.

         (b) The term "mortgage" as used in this Lease shall include any mortgage or deed of trust. The term "mortgagee" as used in this Lease shall include any mortgagee or any trustee and beneficiary under a deed of trust or receiver appointed under a mortgage or deed of trust, including, without limitation, all persons or entities which may acquire Landlord's interest in the Property or any part thereof by purchase at foreclosure or deed or acquisition in lieu thereof, and all successors in title to such persons or entities.

9.2 No Prepayment of Rent. Tenant acknowledges that this Lease has been or may be assigned from time to time by Landlord as collateral security for Landlord's obligations under one or more mortgages. No fixed rent, additional rent or any other charge shall be paid more than thirty (30) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against any mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee taking possession of the Building.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 Title. The titles of the Articles are for convenience and are not to be considered in construing this Lease.

10.2 Notices. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing, addressed, if to Landlord, at Landlord's address in Section 1.1 or, if to Tenant, at Tenant's address in Section 1.1, or such other address as last designated in writing by either Landlord or Tenant, and shall be deemed duly given if deposited with or picked up by an overnight delivery service or deposited with the U.S. Postal Service by registered or certified mail, postage prepaid. Any notice given by an agent or attorney of Landlord shall be deemed notice given by Landlord.

         In the event a notice mailed with sufficient postage as above provided shall not be received upon attempted delivery thereof to the proper address and shall be returned by the Postal Service to the sender because of a refusal of receipt, the absence of a person to receive, or otherwise, the time of the giving of such notice shall be the time of such attempted delivery.

10.3 Bind and Inure. The obligations of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Landlord named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. Whenever the Premises are owned by a trustee or trustees, the obligations of Landlord shall be binding upon Landlord's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually.

10.4 Partial Invalidity. If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

10.5 No Waiver. No provisions of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by the applicable party waiving its rights. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant, condition or rule of this Lease, or in the case of Landlord, failure to enforce any Rules or Regulation against Tenant or any other tenant, shall not be deemed a waiver of such breach or prevent a subsequent act, which would have originally constituted a breach, from having the effect of any original breach. Landlord's receipt of rent with knowledge of a breach by Tenant of any term or condition of this Lease shall not be deemed a waiver of such breach.

10.6 No Surrender. No act or thing done by Landlord, its agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises or shall be valid unless in writing signed by Landlord. The delivery of keys to any of Landlord's agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.

10.7 No Accord and Satisfaction. No payment by Tenant, or receipt by Landlord, of a lesser amount than the rent due shall be deemed to be other than on account and as allocated in Landlord's sole discretion, nor shall any endorsement or statement on any check or any letter accompanying or such payment be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

10.8     Intentionally Deleted.

10.9     Self-Help.

         (a) Landlord may, but shall not be obligated to, cure, at any time, without notice in case of emergency, or on reasonable notice in cases other than an emergency, any failure of Tenant to fully comply with any of its obligations or duties under this Lease, and/or any default or breach by Tenant under this Lease beyond the expiration of applicable notice and cure periods; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including, without limitation reasonable attorney's fees, together with interest on the amount of costs and expenses so incurred at the rate of twelve percent (12%) per annum, shall be paid by Tenant to Landlord forthwith on demand, and shall be recoverable as additional rent.

         (b) If Landlord shall fail to make any repair required to be made by Landlord under this Lease, and such failure shall continue for thirty (30) days after receipt by Landlord of written notice from Tenant (or such additional time as is reasonably required to make such repair if Landlord commences such repair within such thirty (30) day period and diligently pursues such repair to completion), Tenant may, but shall not be obligated to, upon prior written notice to Landlord, perform such repair on Landlord's behalf. If Tenant exercises such right, Landlord shall reimburse Tenant for the reasonable costs and expenses incurred by Tenant in making such repair. If Landlord fails to reimburse Tenant for such reasonable costs and expenses within thirty (30) days after written notice from Tenant to Landlord, Tenant shall have the right to offset against rent such reasonable costs and expenses so incurred by Tenant. Any sum so reimbursed by Landlord to Tenant or offset against rent may be included in Operating Costs to the extent the cost of the repair would have been included in Operating Costs if the repair were performed by Landlord itself.

10.10 Estoppel Certificates. Tenant shall, without charge, at any time and from time to time (but no more than five (5) times per calendar year), within ten
(10) days after written request by Landlord, certify by written instrument (in recordable form if requested) duly executed, acknowledged and delivered to Landlord, or to any mortgagee or proposed mortgagee, or any purchaser or proposed purchaser, or to any other entity reasonably specified by Landlord:

         (1) The Term Commencement Date, the original expiration date, the present expiration date, and the existence, number, and term of any option periods.

         (2) Whether or not, to Tenant's actual knowledge, Landlord is in default, in any way, in the performance of any of the covenants, conditions and agreements to be performed by Landlord in accordance with this Lease and if there is any such default alleged, specifying the nature of same.

         (3) What the amount of rent is pursuant to the terms of this Lease, and the dates, if any, to which the rental and other charges hereunder have been paid in advance.

         (4) That this Lease is unmodified and in full force and effect, or in the event that there have been modifications, that the same is in full force and effect as modified and setting forth the modifications.

         (5) Whether or not, to Tenant's actual knowledge, there are then existing any claims, setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with, and if so, specifying the same.

         (6) The status of any other matter relative to this Lease or the relation of the parties, reasonably requested. 10.11 Waiver of Subrogation. Property insurance carried by either party with respect to the Premises and property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by property insurance containing such clause or endorsement carried (or required hereunder to be carried, without regard to rights of self-insurance) by such party.

10.12 Governing Law. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State in which the Premises are located, as said laws may from time to time exist.

10.13 Acts of God. In any case where either party is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment in the ordinary course of trade, government regulations or other causes not reasonably within such party's control shall not be counted in determining the time during which such act shall be completed, whether such time be designated by fixed date, a fixed time or "a reasonable time", and such time shall be deemed to be extended by the period of such delay. Financial inability of either party shall not be considered to be a circumstance or cause beyond the reasonable control of such party.

10.14 Consent. Unless otherwise specifically provided herein, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Each party's sole remedy if the other party unreasonably withholds or delays consent or approval shall be an action for specific performance and such other party shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

10.15 Brokerage Commissions. Each party warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than the broker named in Section 1.1. Each party agrees to indemnify the other and hold the other harmless from and against any and all costs, expenses, claims or liability arising in breach of the foregoing warranty. Landlord agrees to pay the broker named in Section 1.1.

10.16    Intentionally Deleted.

10.17 Limitation of Liability. In the event Landlord shall default in the performance of its obligations hereunder, Tenant agrees to look only to Landlord's then equity interest in the Building for the satisfaction of any judgment. In no event shall Landlord be liable for any lost profits or indirect or consequential damages, and if Landlord is a partnership or trust, no general or limited partner of such partnership nor any trustee or beneficiary of any Trust shall be liable but Landlord alone shall be liable and then as limited hereby to Landlord's then equity interest in the Building.

10.18    Intentionally Deleted.

10.19 Recording. Neither party shall record this Lease but each party shall, at the request of the other made at any time after the Term Commencement Date is known, execute a memorandum or notice thereof in recordable form satisfactory to both Landlord and Tenant specifying the Term Commencement Date and Expiration Date of the term of this Lease and other information required by statute. The requesting party may then record said memorandum or notice of lease.

10.20    Intentionally Deleted.

10.21 Term Commencement Date. For purposes of this Lease, the "Term Commencement Date" shall be defined as the earlier of (A) the first date on which Tenant occupies all or any part of the Premises for the conduct of business, or (B) fourteen (14) days after the date on which both of the following shall occur:
(i) Landlord's Work shall be (or be deemed to be) substantially completed (notwithstanding the incompleteness of (x) so-called "punch list" items, (y) work to be undertaken by Landlord which does not materially impair Tenant's use of the Premises for the purposes allowed herein, and (z) finishes and exterior landscaping to the Property), and (ii) a certificate of occupancy has been (or is deemed to have been) issued with respect to the Premises (or the building inspector has (or is deemed to have) provided a verbal "sign off" on Landlord's Work and indicated that a certificate of occupancy will issue in due course). If Tenant (or any agent, employee or contractor of Tenant) causes any delay in the performance or substantial completion of Landlord's Work (including, without limitation, by failing to timely prepare the Construction Drawings), then Landlord's Work shall be deemed to have been substantially completed on the date that Landlord's Work would have been substantially completed but for such delay, and the certificate of occupancy for the Premises (or building inspector "sign off" as aforesaid) shall be deemed to have been issued (or provided) on the date it would have been issued (or provided) but for such delay. Landlord shall use reasonable efforts to substantially complete Landlord's Work by the date (as the same may be modified by Landlord at or prior to the time of its approval of the Construction Drawings as provided in the second paragraph of Section 10.22, the "Estimated Substantial Completion Date") which is ninety (90) days after Landlord's final approval of the Construction Drawings, but Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, if Landlord's Work is not substantially completed by the Estimated Substantial Completion Date. Notwithstanding the foregoing, if Landlord fails to substantially complete Landlord's Work on or before the date which is sixty (60) days after the Estimated Substantial Completion Date due to Landlord's fault or neglect, then Tenant shall be entitled to a credit (offset) against Base Rent due and payable as of the Term Commencement Date in the amount of one (1) day of Base Rent for each day after the Estimated Substantial Completion Date that Landlord's Work shall not have been substantially completed.

10.22 Improvements. Landlord agrees to perform, at Landlord's expense (except as hereinafter provided), the work ("Landlord's Work") within the Premises described in or shown on, and substantially in accordance with, the Construction Drawings.

         Tenant shall, at its expense (except as provided in the next sentence), prepare the construction drawings (the "Construction Drawings") for Landlord's Work. Provided that Tenant is not in default under this Lease beyond the expiration of applicable notice and cure periods and shall have taken occupancy of the Premises for business, Landlord shall reimburse Tenant up to $55,908.17 (the "Plan Allowance") for the architectural and engineering fees incurred by Tenant in preparing the Construction Drawings, such reimbursement to be made within thirty (30) days of Landlord's receipt of a reasonably detailed invoice from Tenant describing such fees. The Construction Drawings shall be subject to Landlord's approval; and Landlord shall have the right, by notice to Tenant at or prior to the time of its approval of the Construction Drawings, to modify the Estimated Substantial Completion Date based upon the nature of the work shown on the Construction Drawings. Tenant agrees that the Construction Drawings shall be prepared in a diligent and efficient manner so that Landlord's final approval thereof is obtained by March 15, 1998.

         Tenant acknowledges and agrees that the general contractor for Landlord's Work shall be Bartlett Brainard & Eacott Inc. ("BB&E"). The general contractor's fee to be charged by BB&E shall not exceed three (3%) percent of the aggregate costs of Landlord's Work; and the general conditions component of the costs of Landlord's Work shall not comprise more than six (6%) percent of the aggregate costs of Landlord's Work. Landlord agrees to require BB&E to obtain, to the extent reasonably obtainable, bids from no more than five (5) and no less than three (3) subcontractors for all trades necessary to complete Landlord's Work. All subcontractor bids shall be subject to Tenant's approval. If Tenant fails to respond to a request for approval of a subcontractor bid within three (3) business days of Landlord's request therefor, such approval shall be deemed given.

         Landlord agrees to undertake construction of the Premises in accordance with the provisions hereof in a good and workmanlike fashion and in compliance with applicable codes. Without limiting the foregoing, Landlord shall, at its expense (in addition to the Plan Allowance and Landlord's Contribution, as hereinafter defined), cause the restrooms on each floor of the Premises to comply with the ADA as in effect on the date hereof.

         Tenant's vendors and contractors shall be permitted entry to the Premises prior to the Term Commencement Date for the installation of Tenant's equipment and furnishings (including cabling and wiring) and the performance of such other work as Tenant may desire (subject to the provisions of Section 5.5 hereof), provided that such installation and other work shall not unreasonably interfere with the performance of Landlord's Work. Landlord shall use reasonable efforts to coordinate and schedule Landlord's Work so that Tenant may perform its work on a floor-by-floor basis.

         In the event that Tenant shall request and Landlord shall approve supplementary plans or specifications or work or changes to the Construction Drawings, then Landlord shall render to Tenant an estimate of the additional cost of such plans or specifications, work or changes and (unless such cost, when added to the other costs of Landlord's Work, will not exceed Landlord's Contribution) Tenant shall pay such amount to Landlord prior to Landlord having any obligation to undertake any such work; provided, however, that Tenant shall be responsible for any delays in the performance or substantial completion of Landlord's Work on account of any such supplementary plans or specifications, work or changes requested by Tenant. Landlord shall notify Tenant of any such delays, and of any delays caused by any change order requests initiated by Landlord, promptly upon Landlord becoming aware of the same. The costs and expenses to prepare any supplementary plans or specifications or to make any changes to the Construction Drawings shall be Tenant's responsibility. Landlord shall respond to any request for approval under this paragraph within three (3) business days of Tenant's written request therefor; and if Landlord fails to respond within such three (3) business day period, Landlord's approval of the supplementary plans or specifications or work or the changes to the Construction Drawings shall be deemed given.

         Landlord shall contribute $17.50 per square foot of rentable area of the Premises ("Landlord's Contribution") towards the costs of Landlord's Work, which costs shall include, without limitation, demolition costs and the costs, if any, incurred by Landlord to engage an architect or engineer to review the Construction Drawings to determine their compliance with the ADA. Tenant shall reimburse Landlord for all costs of Landlord's Work in excess of Landlord's Contribution within thirty (30) days of billing(s) from time to time (whether before or after the Term Commencement Date) therefor (accompanied by documentation supporting such excess costs). If Landlord's Contribution exceeds the costs of Landlord's Work and Tenant is not in default under this Lease beyond the expiration of applicable notice and cure periods, such excess shall, at Tenant's election, be paid by Landlord to Tenant within thirty (30) days of Tenant's notice to Landlord of such election or be credited against Tenant's obligation to pay Base Rent until such excess is reduced to zero.

10.23    Electricity.

         (a) Except as provided in this Section 10.23, Landlord shall furnish to Tenant, as an incident of this Lease, electric current for normal office equipment comprising a combined lighting and standard electrical load not to exceed 6 watts per square foot.

         (b) In the event that Landlord shall in its reasonable discretion determine that Tenant is at any time using or proposing to use equipment which is other than normal office equipment of the type described in subsection 10.23(a) or is, on a regular basis, using electric current during other than Normal Building Operating Hours, Landlord may at its option either (i) install at Tenant's expense or require Tenant to install separate electric metering for such equipment in which event Tenant shall pay the cost of such separately metered electricity or (ii) reasonably and equitably charge to Tenant a fair increment specially allocable to Tenant's use in which event the increment charged to Tenant shall not be includable as an Operating Cost under Article
III. Without limiting the foregoing, Landlord reserves the right, at Tenant's expense, to submeter for electricity and/or chilled water any computer or other room(s) in the Premises using or requiring special heating or cooling equipment, and Tenant shall pay for all electricity and chilled water so submetered and subsequently billed by Landlord to Tenant from time to time.

         (c) If Tenant shall require electric current for use in the Premises in excess of the quantity to be furnished for such use as hereinabove provided and if (i) in Landlord's reasonable judgment Landlord's facilities are inadequate for such excess requirements or (ii) such excess use shall result in an additional burden on the Building heating/air conditioning system or electrical system and additional cost to Landlord on account thereof then, as the case may be, (x) Landlord, upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage or injury to the Building or the Premises or cause a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, or (y) Tenant shall reimburse Landlord for such additional cost, as aforesaid.

         (d) Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld.

         (e) Notwithstanding the provision of Section 10.23(a) through (d), in the event a separate meter or meters is (are) installed which measure(s) electric current, Tenant agrees to pay for all such electricity so metered and subsequently billed. An amount equal to seventy-five cents ($.75) per square foot of the Premises shall be deducted from Tenant's Base Rent specified in
Article I, beginning with the date Tenant's electric liability is separately metered and charged to Tenant hereunder.

10.24 Option To Extend. Tenant shall have the option to extend the Term of this Lease for two (2) successive terms of five (5) years each (each being referred to as an "extended term"). The option shall be exercised only by notice no more than twelve (l2) months and no less than nine (9) months prior to the expiration of the original Term or the first extended term, as the case may be. Said notice shall be effective only if given in the timely manner described; however, Tenant's exercise of its option may be deemed void in Landlord's sole discretion if Tenant is not occupying the Premises for the Permitted Use, is in default under the terms of this Lease either on the date of the notice or on the date of the expiration of the original Term or of the first extended term, as the case may be, or has assigned this Lease or sublet more than fifty percent (50%) of the Premises (other than to an Affiliated Entity). The demise of the Premises for each extended term shall be on the same terms and conditions as the original Term or the first extended term, as the case may be, except that Landlord shall have no obligation to construct or renovate the Premises or to provide any allowance or contribution with respect thereto and the charge for all parking passes to be used during the extended term shall be at the then current prevailing rate in the Garage, as such rate may vary from time to time (but not less than the highest rate being charged to Tenant for its parking passes as of the expiration of the then current Term of this Lease), and except that the Base Rent, the Operating Costs for the Base Calendar Year and the Real Estate Taxes for the Base Calendar Year during such extended term shall be as set forth hereinafter. All other items of additional rent shall be the same. Once the Term is duly extended, any reference in this Lease to the "term" or "Term" of this Lease shall mean the Term as so extended. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the Term of this Lease, time being of the essence in respect of this Section 10.24. Tenant shall have no option to extend the Term of this Lease other than the two (2) additional five (5) year terms herein provided for. Notwithstanding the fact that, upon Tenant's exercise of the herein option to extend the Term of this Lease, such extension(s) shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such extended term after Tenant exercises the option in question and the Base Rent, Operating Costs for the Base Calendar Year and Real Estate Taxes for the Base Calendar Year during such extended term are determined.

         The Base Rent for each extended term shall be 95% of the fair market rental value (as hereinafter defined) of the Premises as of the commencement date of such extended term. However, in no event shall the sum of the Base Rent and amounts required to be paid by Tenant on account of Operating Costs and Landlord's Tax Expense for any twelve (12) month period during such extended term be less than the sum of the Base Rent and amounts required to be paid by Tenant on account of Operating Costs and Landlord's Tax Expense for the twelve
(12) month period immediately preceding the commencement of such extended term.

         "Fair market rental value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Base Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments, for leases or agreements to lease then currently being negotiated or executed for comparable space located in first-class buildings (including the Building) in downtown Hartford. In determining fair market rental value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, building amenities, finishes and condition of building, tenant improvement allowances, creditworthiness of the landlord and the tenant, availability of exterior signage, and services provided by the landlord.

         Notwithstanding anything to the contrary herein contained, the parties hereby agree that, upon the determination of any fair market rental value, Operating Costs for the Base Calendar Year and Real Estate Taxes for the Base Calendar Year shall be changed from that stated in Section 1.1 above to an amount equal to the actual amount of Operating Costs and Landlord's Tax Expense, respectively, for the calendar year immediately preceding the calendar year in which the commencement date of the extended term occurs. In such event, the amount of Base Rent payable hereunder shall be commensurately adjusted to reflect such change in such base years.

         Landlord shall initially designate fair market rental value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a fair market rental value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such fair market rental value to appraisal. Fair market rental value shall be submitted to appraisal as follows: fair market rental value shall be determined by impartial MAI appraisers, one to be chosen by Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise, the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen appraiser within ten (10) days following the call for appraisal and, unless such two appraisers shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the President of the Hartford Bar Association (or such organization as may succeed to said Hartford Bar Association) and request him or her to select an impartial third MAI appraiser to determine fair market rental value as herein defined. Such third appraiser and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third appraiser (if any) equally. The decision of the appraisers shall be binding and conclusive, and judgment upon the award or decision of the arbitrators may be entered in the appropriate court of law; and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to such court or a Judge thereof may be served outside the State of Connecticut by registered mail or by personal service, provided a reasonable time for appearance is allowed. If the dispute between the parties as to a fair market rental value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such fair market rental value, then Tenant shall pay Base Rent and other charges under this Lease in respect of the premises in question based upon the fair market rental value designated by Landlord until either the agreement of the parties as to the fair market rental value, or the decision of the appraisers, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

10.25 Hazardous Materials. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises or Building or land on which the Building is located any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials and such testing concludes that Tenant or its agents, employees, contractors, invitees or others claiming by, through or under Tenant caused such release, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord and its agents and employees in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the term of this Lease. Landlord represents and warrants that, to Landlord's knowledge, the Building is free of any material concentrations of hazardous substances or materials. Landlord shall indemnify Tenant against any liability incurred by Tenant arising as a result of (i) a breach of the representation and warranty contained in the preceding sentence, or (ii) the presence of hazardous substances or materials in the Building not caused by Tenant or its agents, employees, contractors, invitees or others claiming by, through or under Tenant.

10.26 Right of First Offer. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under this Lease and that The Lincoln National Life Insurance Company, itself, or an Affiliated Entity is occupying at least fifty percent (50%) of the Premises then demised to Tenant, both at the time that Landlord is required to give Landlord's Notice, as hereinafter defined, and as of the Term Commencement Date in respect of the RFO Premises, as hereinafter defined, Tenant shall have the following right to lease the RFO Premises, as hereinafter defined, when the RFO Premises become available for lease to Tenant, as hereinafter defined.

         "RFO Premises" shall be defined as any separately demised area on the sixth (6th) floor of the Building which is not leased by Tenant pursuant to
Section 10.27 below and becomes available for lease to Tenant during the Term of this Lease; provided, however, that if Tenant shall have exercised its right to reduce the size of the Premises pursuant to Section 10.28 below, RFO Premises shall be defined as the Give-Back Premises (as hereinafter defined) and any other separately demised area on the floor of the Building below the lowest floor of the Building on which any portion of the Premises is located, when the Give-Back Premises or such other area becomes available for lease to Tenant during the initial Term of this Lease. For the purposes of this Section 10.26, an RFO Premises shall be deemed to be "available for lease to Tenant" if the existing tenant of such RFO Premises has vacated or will vacate the same and when Landlord intends to offer such RFO Premises for lease (it being understood and agreed that in no event shall Tenant have any right to lease RFO Premises pursuant to this Section 10.26 unless and until Landlord leases such RFO Premises to another tenant and such tenant has vacated or will vacate the same and Landlord intends to offer such RFO Premises for lease). Notwithstanding anything to the contrary herein contained, (a) in no event shall Tenant have any rights under this Section 10.26 after the date which is nine (9) months prior to the expiration of the Term of this Lease (i.e., Landlord shall have no obligation to give Landlord's Notice to Tenant after the date which is nine (9) months prior to the expiration of the Term of this Lease), and (b) Tenant's rights to lease RFO Premises shall be subject and subordinate to the rights of then existing tenants of the Building to lease such RFO Premises.

         Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines that an RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth the terms upon which Landlord intends to offer such RFO Premises for lease, including (i) the size and exact location of such RFO Premises, (ii) the Base Rent applicable to such RFO Premises, which shall be based upon the delivery of such RFO Premises to Tenant in "as-is" condition, but shall be subject to adjustment as provided in clause
(2) below, and (iii) the estimated date of delivery of such RFO Premises to Tenant in such condition. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within fifteen (15) business days after the receipt of Landlord's Notice, to lease the RFO Premises. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Section 10.26; provided, however, that the failure to give Tenant's Exercise Notice as to such RFO Premises shall not waive Tenant's right to lease, pursuant to the provisions of this Section 10.26, any other RFO Premises which thereafter become available for lease to Tenant during the initial Term of this Lease until Tenant's right to lease RFO Premises has lapsed.

         Upon the timely giving of Tenant's Exercise Notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, the RFO Premises in question, upon the terms set forth in Landlord's Notice and otherwise upon all of the same terms and conditions of this Lease, except as follows:

         (1)      Term Commencement Date

                  The Term Commencement Date in respect of such RFO Premises shall be the date that Landlord delivers such RFO Premises to Tenant (x) in the "as-is" condition described in Landlord's Notice, or (y) if within the fifteen
(15) business day period referred to above Landlord and Tenant shall have agreed upon work to be performed by Landlord to prepare such RFO Premises for Tenant's occupancy, substantially in accordance with the plans and specifications for such work, as the case may be. If Landlord and Tenant shall not have agreed upon the scope of any such work to be performed by Landlord within the fifteen (15) business day period referred to above, then Tenant shall accept such RFO Premises in "as-is" condition unless Tenant rescinds Tenant's Exercise Notice within two (2) business days after the expiration of such fifteen (15) business day period, in which event Tenant shall have no right to lease such RFO Premises from Landlord, and Landlord shall be free to lease such RFO Premises to another party.

         (2)      Base Rent

                  The Base Rent rental rate in respect of such RFO Premises shall be the Base Rent rental rate set forth in Landlord's Notice, which shall be based upon Landlord's determination of the fair market rental value of such RFO Premises, which determination shall take into account, among other things, the condition in which such RFO Premises shall be delivered to Tenant, including the cost of the work, if any, to be performed by Landlord with respect thereto.

         (3)      Tenant's Proportionate Share

                  Tenant's Proportionate Share in respect of such RFO Premises shall be determined by dividing the rentable area of such RFO Premises by the total rentable area of the Building.

         (4)      Parking

                  The charge for parking passes in respect of such RFO Premises (which shall be provided at the same ratio as then being offered to prospective tenants of the Building) shall be at the then current prevailing rate in the Garage, as such rate may vary from time to time. Tenant shall have no right to additional reserved (i.e., as opposed to unassigned) parking spaces by reason of the demise of such RFO Premises.

         Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree to execute a lease amendment reflecting the addition of an RFO Premises promptly after the exercise by Tenant of its right to lease the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease RFO Premises, unless otherwise specifically provided in such lease amendment.

10.27 Right of First Refusal. If, within the first twelve (12) months of the initial Term of this Lease, Landlord is in, or is about to enter into, negotiations to lease space on the sixth (6th) floor of the Building and Tenant is not then in default of its covenants and obligations under this Lease and The Lincoln National Life Insurance Company, itself, or an Affiliated Entity is occupying at least fifty percent (50%) of the Premises then demised to Tenant, Landlord shall provide written notice to Tenant of such negotiations, such notice to be directed to Gilbert Holmes, Vice President-Director of Facilities, Lincoln National Corporation, 1300 South Clinton Street, Fort Wayne, IN 46801. Tenant shall have the right to lease such space by written notice to Landlord within seven (7) business days after Tenant's receipt of such notice from Landlord. If Tenant fails to timely exercise such right (time being of the essence in respect of this Section 10.27), Landlord shall have no obligation to lease such space to Tenant pursuant to the terms of this Section 10.27. If Tenant timely exercises such right, then Landlord shall lease such space to Tenant upon the same terms and conditions of this Lease (including, without limitation, the Expiration Date, the Base Rent rental rate then (and from time to time) applicable to the other premises demised to Tenant under this Lease, the right to parking passes at the same ratio provided for the other premises then demised to Tenant under this Lease, and the obligation to pay charges for parking passes at the rate then (and from time to time) applicable to the other parking passes provided to Tenant under this Lease). Notwithstanding the foregoing, (a) Landlord shall contribute towards the cost of the build-out of such space and Tenant's costs to prepare the Construction Drawings for such space an amount equal to $17.50 per rentable square foot and $.43 per usable square foot (respectively) of such space, in each case multiplied by a fraction, the numerator of which is the number of full calendar months remaining in the initial Term of this Lease after the commencement date of the leasing of such space, and the denominator of which is one hundred twenty (120), (b) Tenant shall prepare the Construction Drawings for the build-out of such space in a diligent and efficient manner so that Landlord's final approval thereof is obtained no later than forty-five (45) days after the giving to Landlord of Tenant's notice exercising its right to lease such space, and (c) Tenant shall have no right to additional reserved (i.e., as opposed to unassigned) parking spaces by reason of the demise of such space. Notwithstanding the fact that Tenant's exercise of the above-described right to lease such space shall be self-executing, as aforesaid, the parties hereby agree to execute a lease amendment reflecting the addition of such space promptly after the exercise by Tenant of its right to lease the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein right to lease such space, unless otherwise specifically provided in such lease amendment. Notwithstanding anything to the contrary herein contained, in no event shall Tenant have any rights under this Section 10.27 if Tenant shall have previously exercised its right to reduce the size of the Premises pursuant to Section 10.28 below.

10.28    Right to Reduce Space.

         (a) On the condition (which condition Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under this Lease, Tenant shall have the right to reduce the size of the Premises by up to ten percent (10%) of the rentable area thereof by written notice to Landlord prior to the commencement of Landlord's Work. The portion of the Premises which Tenant elects to give back to Landlord (the "Give-Back Premises") and the remaining portion of the Premises on the floor(s) of the Building where the Give-Back Premises are located shall be of a marketable configuration (as determined by Landlord in its sole and absolute discretion) and otherwise in a location reasonably acceptable to Landlord. If Tenant shall timely exercise such right, (i) Tenant shall, within thirty (30) days of billing(s) therefor (accompanied by supporting documentation), reimburse Landlord for the costs and expenses incurred by Landlord in connection with the proposed preparation of the Give-Back Premises for Tenant's occupancy, and (ii) the parties shall promptly execute and deliver an amendment to this Lease confirming the location of the Give-Back Premises and making any changes to the terms and provisions of this Lease required as a result of the Give-Back Premises no longer being part of the Premises (e.g., modification to Tenant's Proportionate Share). If Tenant fails to timely exercise its right under this Section 10.28(a), Tenant shall have no right to reduce the size of the Premises pursuant to this Section 10.28(a), time being of the essence in respect of this Section 10.28(a).

         (b) On the condition (which condition Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under this Lease, and provided that Tenant shall not have exercised its rights under Section 10.28(a) above, Tenant shall have the right to reduce the size of the Premises by up to ten percent (10%) of the rentable area thereof by written notice to Landlord on or before the date which is nine (9) months after the Term Commencement Date. The portion of the Premises which Tenant elects to give back to Landlord (the "Give-Back Premises") and the remaining portion of the Premises on the floor(s) of the Building where the Give-Back Premises are located shall be of a marketable configuration (as determined by Landlord in its sole and absolute discretion) and otherwise in a location reasonably acceptable to Landlord. If Tenant shall timely exercise such right, Tenant shall vacate and surrender the Give-Back Premises to Landlord as of the date (the "Give-Back Premises Termination Date") which is ninety (90) days after the giving of such notice to Landlord in the condition required by the terms and provisions of this Lease (including, without limitation, Section
5.2 hereof), and Tenant shall pay to Landlord, not later than thirty (30) days prior to the Give-Back Premises Termination Date, the Termination Fee (as hereinafter defined) and the costs and expenses (to be) incurred by Landlord to separate the Give-Back Premises from the remainder of the Premises. Base Rent and other charges in respect of the Give-Back Premises shall be apportioned as of the Give-Back Premises Termination Date. For purposes hereof, the "Termination Fee" shall be equal to the product of (i) Landlord's Transaction Costs (as hereinafter defined) multiplied by (ii) a fraction, the numerator of which is the number of months (or portion thereof) from the Give-Back Premises Termination Date to the Expiration Date, and the denominator of which is one hundred twenty (120). "Landlord's Transaction Costs" shall be the aggregate amount of all costs and expenses incurred by Landlord in entering into this Lease, including, without limitation, the amount of the Plan Allowance and Landlord's Contribution and all brokerage commissions and legal fees. Landlord shall, upon written request of Tenant, promptly after Landlord's Transaction Costs have been determined, advise Tenant of the amount thereof. Promptly after the exercise of Tenant's right to reduce the size of the Premises pursuant to this Section 10.28(b), the parties shall execute and deliver an amendment to this Lease confirming the location of the Give-Back Premises and making any changes to the terms and provisions of this Lease required as a result of the Give-Back Premises no longer being part of the Premises (e.g., modification to Tenant's Proportionate Share). If Tenant fails to timely exercise its right under this Section 10.28(b), Tenant shall have no right to reduce the size of the Premises pursuant to this Section 10.28(b), time being of the essence in respect of this Section 10.28(b).

         (c) Notwithstanding anything to the contrary herein contained, Tenant shall have no right to reduce the size of the Premises pursuant to Section 10.28(a) or 10.28(b) if Tenant shall have previously leased other space on the sixth (6th) floor of the Building pursuant to Section 10.27 above.

10.29 Storage Premises. Landlord hereby demises and leases to Tenant and Tenant hereby hires and takes from Landlord storage premises ("Storage Premises") containing approximately 6,145 square feet of usable area. The Storage Premises are located in the lower level of the Building and are substantially as shown on Exhibit E hereto. Said demise of the Storage Premises shall be upon all of the same terms and conditions of this Lease except:

         (1) The Term Commencement Date in respect of the Storage Premises shall be the Term Commencement Date in respect of the original Premises demised to Tenant under this Lease.

         (2) The Base Rent payable in respect of the Storage Premises shall be $9.00 per usable square foot of the Storage Premises per year for the first five
(5) years of the Term, and $10.00 per usable square foot of the Storage Premises per year for the remainder of the initial Term. The Base Rent payable in respect of the Storage Premises during any extended term shall be based upon the fair market rental value of the Storage Premises as of the commencement date of such extended term, as determined by Landlord.

         (3) The Storage Premises shall be leased by Tenant "as-is", in the condition in which the Storage Premises are in as of the Term Commencement Date in respect of the Storage Premises, without any obligation on the part of Landlord to prepare or construct the Storage Premises for Tenant or to provide any allowance or contribution with respect thereto. Notwithstanding the foregoing, Landlord shall, at its expense, (a) deliver the Storage Premises in broom-clean condition, (b) touch-up the interior walls of the Storage Premises with paint, as needed, and (c) if not previously installed, install demising partitions to separate the Storage Premises from the remainder of the space on the lower level of the Building.

         (4) Tenant shall have no obligation to make payments on account of Operating Costs or Landlord's Tax Expense in respect of the Storage Premises.

         (5) Landlord shall have no obligation to provide any services to the Storage Premises other than heat and air conditioning appropriate for storage space (which Tenant acknowledges may be at a level below the specifications set forth in paragraph 1(a) of Exhibit B hereto) and electricity for the electric lighting fixture in the Storage Premises.

         (6) Tenant shall have no right to additional parking spaces or passes by reason of the demise of the Storage Premises.

         (7) Tenant shall use the Storage Premises for storage purposes in connection with its use of the Premises demised under this Lease and for no other purposes whatsoever.

10.30 Antenna Installation. Subject to the following provisions of this Section 10.30, Landlord grants Tenant the right, in common with Landlord and other tenants, to install, operate and maintain, at Tenant's expense and risk, a lawfully permitted antenna(e), satellite dish and associated equipment (the "Antenna Equipment") required for the proper conduct of Tenant's business in the Premises at a location on the roof of the Building mutually acceptable to Landlord and Tenant (the "Antenna Premises"):

         (a) Tenant shall submit to Landlord, for its approval, a full set of engineering plans and specifications for the proposed Antenna Equipment installation. The installation of the proposed Antenna Equipment shall be designed so as to be removable without damage to the roof of the Building. The parties hereby acknowledge and agree, by way of illustration and not limitation, that Landlord shall have the right to withhold its approval of Tenant's plans and specifications hereunder, and shall not be deemed to be unreasonable in doing so, if Tenant's intended placement or method of installation or operation of the Antenna Equipment (i) may subject other then existing licensees, tenants or occupants of the Building, or other surrounding or neighboring landowners or their then existing occupants, to signal interference, Tenant hereby acknowledging that a shield may be required in order to prevent such interference, (ii) does not minimize to the fullest extent practicable the obstruction of the views from the windows of the Building or such adjoining building that are adjacent to the Antenna Equipment, if any, (iii) does not complement (in Landlord's sole judgment, which shall not, however, require Tenant to incur unreasonable expense) the design and finish of the Building,
(iv) may damage the structural integrity of the Building or the roof thereof, or
(v) may constitute a violation of any consent, approval, permit or authorization necessary for the lawful installation of the Antenna Equipment.

         (b) Tenant shall make all required conduit or cable connections between Tenant's equipment in the Premises and the Antenna Equipment utilizing Building services, subject to (i) Tenant's payment of reasonable costs for such services, and (ii) approval of such connections by Landlord.

         (c) Any Antenna Equipment installed by Tenant shall not interfere with the operation of any previously erected antenna(e), satellite dish(es) or the like.

         (d) Tenant shall obtain and maintain (and submit copies to Landlord of) all necessary municipal, state and federal permits and authorizations required to install, maintain, use and operate the Antenna Equipment and shall pay any charges levied by government agencies which are the result of Tenant having the Antenna Equipment. Landlord agrees to fully cooperate with Tenant in obtaining all such permits and authorizations, at no cost or expense to Landlord.

         (e) Tenant agrees to maintain the Antenna Equipment and Antenna Premises in a good state of repair and to save Landlord and its agents and employees harmless from any claims, liability, loss, damage or expenses resulting from the erection, maintenance, existence, operation, use or removal of the Antenna Equipment, except to the extent such claims, liability, loss, damage or expenses are due to the negligence or willful misconduct of Landlord or its agents, employees or contractors.

         (f) At the conclusion of the Term, Tenant shall remove the Antenna Equipment and surrender the Antenna Premises to Landlord in the same condition as delivered to Tenant, except for loss or damage resulting from casualty, condemnation, act of God or ordinary wear and tear.

         (g) The liability and property insurance to be carried by Tenant pursuant to the provisions of this Lease shall include coverage for Tenant's activity on the Antenna Premises and the Antenna Equipment.

         (h) Notwithstanding anything to the contrary contained in this Section 10.30, if Landlord, in its sole judgment, determines that the presence of the Antenna Equipment creates or poses a health risk or other danger to persons or property, Landlord shall have the right to require Tenant to remove the Antenna Equipment from the roof of the Building by giving written notice to Tenant. Upon the giving of such notice, Tenant shall remove the Antenna Equipment from the roof of the Building and surrender the Antenna Premises to Landlord in the condition required by clause (f) above.

         (i) The frequency and transmission power at which the Antenna Equipment shall operate shall be subject to Landlord's prior written approval and may not be changed or modified at any time.

         (j) Except for electricity, Landlord shall have no obligation to provide any services to the Antenna Premises. Any services required by Tenant in connection with Tenant's use of the Antenna Premises or the Antenna Equipment shall be installed by Tenant, at Tenant's expense, subject to Landlord's prior approval. Without limiting the foregoing, Tenant shall, at its expense, submeter the Antenna Premises and pay for all electricity so submetered and subsequently billed by Landlord.

         (k) Tenant shall have no right to make any changes, alterations or other improvements to the Antenna Premises or to the Antenna Equipment without Landlord's prior written consent, except for routine maintenance.

         (l) Landlord shall provide Tenant with 24-hour access to the Antenna Premises, subject to Landlord's reasonable security procedures and restrictions based on emergency conditions and to force majeure. Tenant shall give Landlord reasonable advance written notice of the need for access to the Antenna Premises (except that such notice may be oral in an emergency), and a representative of Landlord must be present during any entry by Tenant onto the Antenna Premises. Each notice for access shall either (as the case may be) (A) state the date access is needed and that routine maintenance is to be performed, or (B) if other than routine maintenance is to be performed, describe, as applicable, the date access is needed, the name of the contractor or other personnel requiring access, the areas to which access is required, the common areas (if any) of the Building to be impacted (risers, electrical rooms, etc.) and evidence of Landlord's approval of any work to be done in the Antenna Premises, if and to the extent such consent is required. In the event of an emergency, such notice shall follow within five (5) days after access to the Antenna Premises.

         (m) Tenant shall be responsible for the cost of repairing any damage to the roof of the Building caused by the installation, maintenance or removal of the Antenna Equipment by or on behalf of Tenant.

         (n) Tenant shall have no right to sublet the Antenna Premises.

         (o) Except for Tenant, no person, firm or entity (including, without limitation, other tenants, licensees or occupants of the Building) shall have the right to benefit from the services provided by the Antenna Equipment.

         (p) In the event that Landlord performs repairs to or replacement of the roof, and the removal of the Antenna Equipment is necessary to effect such repair or replacement, Tenant shall, at Tenant's cost, remove the Antenna Equipment until such time as Landlord has completed such repairs or replacement.

         (q) Tenant shall take the Antenna Premises "as-is" without any obligation of Landlord to prepare or construct the same for Tenant's use or to provide any allowance or contribution with respect thereto.

         (r) Tenant shall comply with all applicable laws, ordinances and regulations relating to Tenant's use, maintenance and operation of the Antenna Premises and the Antenna Equipment.

         (s) Landlord shall have the right, upon at least thirty (30) days notice to Tenant, to require Tenant to relocate the Antenna Premises to another area ("Relocation Antenna Premises") on the roof of the Building suitable for the use of the Antenna Equipment. In such event, Tenant shall, at Landlord's sole cost and expense, on or before the date set forth in Landlord's notice, relocate all of its Antenna Equipment from the Antenna Premises to the Relocation Antenna Premises.

         (t) Tenant's use of the Antenna Premises shall otherwise be upon and subject to the terms and provisions of this Lease, except to the extent inconsistent with the state of facts contemplated by the use of the Antenna Premises. Without limiting the foregoing, Tenant shall have no obligation to pay rent for its use of the Antenna Premises.

10.31    Exterior Signage.

         (a) Tenant shall have the right, at its sole cost and expense, to provide and install two (2) signs bearing Tenant's name and/or logo on the exterior of the Building below the roof-line thereof. The size, design and location of such signs shall be subject to the prior written consent of Landlord, and Tenant agrees to obtain and present to Landlord, prior to the installation thereof, any and all permits and approvals required by regulatory authorities having jurisdiction with respect to such signs. Landlord agrees to reasonably cooperate with Tenant to obtain such permits and approvals, but at no cost to Landlord. Tenant shall, at its expense, maintain such signs in good order and condition throughout the Term of this Lease (Tenant hereby assuming all risk and liability with respect thereto) and remove such signs upon the expiration or sooner termination of the Term of this Lease and restore the facade(s) of the Building to the condition existing prior to the installation thereof. For so long as this Lease is in full force and effect, Landlord agrees not to permit the installation of a sign on the exterior of the Building at a height parallel to or above the location of Tenant's exterior signs. Provided that The Lincoln National Life Insurance Company, itself, or an Affiliated Entity is occupying at least fifty percent (50%) of the Building and is not in default under this Lease, Landlord agrees not to permit the installation of a sign on the exterior of the Building which is proportionately larger (based upon the amount of space occupied by the tenant in question as compared to the amount of space occupied by Tenant and the size of Tenant's signs) than any of Tenant's exterior signs.

         (b) Landlord shall, at its expense, install a monument sign (of a size and design determined by Landlord in its sole discretion) at the entrance to the Property and shall install Tenant's name (but not logo) in a prominent position on such sign. Tenant shall, within thirty (30) days of billing therefor, reimburse Landlord for the costs and expenses to obtain and install Tenant's name on such sign.

10.32 Food Service Facility. Landlord shall operate, or cause to be operated, throughout the Term of this Lease a full-service food service facility (which shall include capacity for seating of at least 150 persons) serving the tenants of the Building. The hours of operation of such food service facility shall be at least 7:00 a.m. to 9:00 a.m. and 11:00 a.m. to 2:00 p.m., Monday through Friday, legal holidays excepted. Tenant agrees that the Premises shall not contain a food service facility in any form, except for a reasonable number of vending machines serving products reasonably acceptable to Landlord.

10.33 Exercise Facility. Landlord shall operate, or cause to be operated, throughout the Term of this Lease an exercise facility (which may or may not be staffed, at Landlord's sole election) for use by employees of all tenants of the Building containing exercise equipment, men's and women's showers and locker facilities. Notwithstanding the foregoing, such exercise facility shall be available for use on a temporary basis by visiting employees of Tenant's affiliates. Employees of Tenant and its affiliates shall not be separately charged for the use of such exercise facility. Such exercise facility shall be available for use by employees of Tenant and its affiliates during Normal Building Operating Hours, legal holidays excepted. As a condition to the use of such exercise facility, each employee shall be required to execute and deliver to the Building management office prior to the first such use the Metro Center Fitness Club Usage Agreement in the form attached hereto as Exhibit F.

10.34 Temporary Premises. Tenant desires to lease temporary premises in the Building until the Term Commencement Date of this Lease. Therefore, Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Temporary Premises, as hereinafter defined. The demise of the Temporary Premises shall be upon the terms and conditions hereinafter set forth.

         (a) The "Temporary Premises" shall be comprised of up to a full floor of the Building (other than any floor which is a part of the Premises) as designated by Landlord, but subject to change by Landlord from time to time.

         (b) The demise of the Temporary Premises shall be upon all of the same terms and conditions of this Lease, except as follows:

                  (1) The Term Commencement Date in respect of the Temporary Premises shall be the date on which this Lease has been fully executed and delivered by Landlord and Tenant.

                  (2) The Term of this Lease in respect of the Temporary Premises shall expire on the day immediately preceding the Term Commencement Date of this Lease (the "Temporary Premises Termination Date").

                  (3) The Temporary Premises shall be leased by Tenant "as-is", in the condition in which the Temporary Premises are in as of the Term Commencement Date in respect of the Temporary Premises, without any obligation on the part of Landlord to prepare or construct the Temporary Premises for Tenant or to provide any allowance or contribution with respect thereto.

                  (4) Tenant shall have no obligation to pay Base Rent or to make any payments on account of Operating Costs or Landlord's Tax Expense in respect of the Temporary Premises.

                  (5) Landlord shall have no obligation to provide any services to the Temporary Premises.

                  (6) Tenant shall have no right to additional parking spaces or passes by reason of the demise of the Temporary Premises.

                  (7) Tenant shall use the Temporary Premises for oversight of construction, employee orientation, interviews or any other use permitted by law and approved by Landlord.

         (c) As of the Temporary Premises Termination Date, Tenant shall vacate the Temporary Premises and deliver the Temporary Premises to Landlord in the condition in which the Temporary Premises were delivered to Tenant.

10.35 Testing of Building HVAC System. Within a reasonable period of time after the execution and delivery of this Lease and prior to the commencement of Landlord's Work, Landlord shall cause an environmental consulting firm reasonably satisfactory to Tenant to test the indoor air on each floor of the Premises to determine whether elevated levels of fungus or mold are emanating from the Building HVAC system. Air samples shall also be collected from outside of the Building as a control. If, in the reasonable opinion of a certified industrial hygienist employed by said consulting firm (the "CIH"), such testing indicates that no response actions related to elevated levels of mold or fungus emanating from the Building HVAC system are necessary, Landlord shall be deemed to have satisfied its obligations under this Section 10.35 and Tenant shall reimburse Landlord for the costs and expenses incurred by Landlord in performing such testing within thirty (30) days after receipt of an invoice from Landlord therefor. If, in the reasonable opinion of the CIH, such testing indicates that response actions are necessary in order to address elevated levels of fungus or mold emanating from the Building HVAC system, Landlord shall pay for such testing and shall use reasonable efforts to eliminate such elevated mold and/or fungus emissions. Tenant acknowledges and agrees that Rizzo Associates, Inc. is an acceptable environmental consulting firm.

         Submission of this instrument for examination or signature does not constitute a reservation of or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matters.

         No representations, inducements, promises or agreements, oral or otherwise, between Landlord and Tenant or any of their respective brokers, employees or agents, not embodied herein, shall be of any force or effect.


         IN WITNESS THEREOF the parties hereto have set their hands and seals in multiple counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, as of the date and year first above written.


          LANDLORD:       NORTHLAND METRO PORTFOLIO LIMITED PARTNERSHIP


                          BY: Northland Metro Partners Limited Partnership, its General Partner


                               BY:  Northland Metro Partners Incorporated,
                                    its General Partner


                                    BY:
                                        Name:
                                        Title:


           TENANT:         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


                            BY:
                                Name:
                                Title:




                                    EXHIBIT A
                                PLAN OF PREMISES





                                    EXHIBIT B
                                LANDLORD SERVICES


1)       Heating, Ventilating and Air Conditioning

         a) Landlord will furnish the foregoing as required to provide comfortable temperatures in compliance with applicable codes and ordinances, government or quasi-governmental regulations, during Normal Building Operating Hours and on Saturdays from 8:00 a.m. to 1:00 p.m. (collectively, "Standard HVAC Hours"). "Comfortable temperatures" shall mean a maximum inside temperature of 76 F, provided the outside temperature is no more than 88 F dry bulb/72 F wet bulb, and a minimum inside temperature of 72 F, provided the outside temperature is no less than 6 F dry bulb. Landlord will maintain the base Building heating, ventilating and air conditioning equipment, the cost of which shall be billed to tenants pursuant to Article III hereof.

         b) The air conditioning system is designed to provide cooling for normal office occupancy, one person per 208 square feet, and normal office equipment comprising a combined lighting and standard electrical load not to exceed 6 watts per square foot. If special occupancy requirements or special equipment require additional cooling or if Tenant otherwise exceeds those conditions or introduces onto the Premises equipment which overloads the systems and/or in any other way causes the systems not adequately to perform their proper functions, then at Landlord's option reasonable supplementary or alternative systems may be installed by Landlord and the acquisition, installation, maintenance and operating cost of such equipment will be at Tenant's expense.

         c) Tenant may request heating and/or air conditioning during other periods in addition to Standard HVAC Hours by submitting its request in writing to the Building Manager's office no later than 2:00 p.m. the preceding workday (Monday through Friday) on forms available from the Building Manager. The request shall clearly state the start and stop hours of the "off-hour" service. Tenant shall submit to the Building Manager a list of personnel who are authorized to make such requests. Charges are to be determined by the Building Manager on the additional hours of operations and shall be fair and reasonable and reflect the additional operating costs involved without profit to Landlord.

2)       Electrical Service

Landlord shall furnish electricity service to the Premises in accordance with
Section 10.23 of the Lease.

3)       Water

Landlord shall furnish water for ordinary cleaning, toilet, lavatory and drinking purposes only. If Tenant requires, uses or consumes water for any purpose other than the aforesaid, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant, or (ii) install a water meter at Tenant's expense and thereby measure Tenant's water consumption for all purposes. In the latter event, Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, as and when bills are rendered.

4)       Elevator

There shall be an elevator for the use of all tenants and the general public for access to and from all floors of the Building.

5)       Relamping of Light Fixtures

Landlord shall replace all lamps, ballasts and starters within the Premises upon Tenant's request from time to time, the cost of which shall be reimbursed by Tenant to Landlord upon Landlord's request therefor from time to time.

6)       Office Cleaning and Janitorial Service

Office cleaning and janitorial service in accordance with the Cleaning Specifications attached hereto as Exhibit B-1.

7)       Security

Landlord shall provide security for the Building similar to the security provided in other first-class office buildings in downtown Hartford, although Landlord makes no representation, warranty or guaranty of the efficacy of its efforts in this regard.

8)       Parking Attendant

Landlord shall cause a parking attendant to be located in the Garage.



                                   EXHIBIT B-1

                           CLEANING SPECIFICATIONS FOR
                  METRO CENTER, 350 CHURCH STREET, HARTFORD, CT


FREQUENCY:   Five nights per week, Monday through Friday, between the hours of 5:30 p.m. and 9:30 p.m., excluding holidays.


                               GENERAL OFFICE AREA

DAILY:

1.       Spot vacuum all traffic lanes and obviously soiled carpeted surfaces.
2.       Inspect carpet for spots and stains, removing where possible.
3.       Dust mop or sweep hard surface floor areas thoroughly.
4. Dust all horizontal surfaces of desks, chairs, tables and office equipment.
5.       Dust all exposed filing cabinets, bookcases and shelves.
6. Dust to hand height all horizontal surfaces of equipment, ledges, sills, shelves, radiators, frames, and partitions.
7.       Dust all telephones.
8.       Empty all waste receptacles and remove trash to handling area.
9.       Clean and sanitize all drinking fountains.
10.      Turn out lights and lock tenant building doors.

WEEKLY:

1. Vacuum clean all exposed carpeting including difficult areas such as under desks, tables, counters. 2. Replace plastic liners in wastebaskets.
3.       Wash glass in tenant doors, sidelights and interior partitions.
4.       Damp mop and spray buff floors.
5. Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, light switches and glass surfaces.

MONTHLY:

1.       Dust vertical blinds.
2.       Detail vacuum corners and edges.
3.       Vacuum all fabric office furniture, including chairs and couches.

QUARTERLY:

1. Dust above hand height all horizontal surfaces including shelving, moldings, ledges, partitions, pipes, etc.
2.        Vacuum clean or dust all air-conditioning and heating grilles.

SEMI ANNUALLY:

1. Machine strip clean and refinish all floor surfaces as required but not less than once per year.
2.        Damp wipe and clean light fixtures.


                             LOBBY AND COMMON AREAS

DAILY:

1.       Dust walls up to normal reach in lobby.
2. Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, light switches, glass surfaces, directory and tenant signage and elevator call buttons, etc.
3. Vacuum clean all carpeting and inspect for spots and stains, removing where possible.
4.       Sweep and police all exterior plaza and sidewalk areas.
5.       Clean all lobby glass, including revolving door.

QUARTERLY:

1.       Dust walls from ceiling to floor.
2.       Vacuum all fabric-covered walls.


                                 RESTROOMS

DAILY:

1. Clean and polish all chrome fittings and brightwork, including shelves, flushometers and metal dispensers.
2. Clean and sanitize both sides of every toilet seat with a germicidal solution.
3. Clean, sanitize and polish all vitreous fixtures, including toilet bowls, urinals and sinks, using a germicidal detergent solution.
4.       Clean and polish all mirrors and glass.
5. Dust and spot clean all toilet partitions, tile walls, dispensers and receptacles.
6.       Empty all disposal receptacles, inserting liners as needed.
7. Refill all dispensers, including napkin, soap, tissue, towels, cups, liners, etc.
8.       Remove spots, stains and splashes from wall areas.
9. Wash and rinse all floors thoroughly, using a germicidal detergent solution.
10. Spot clean by damp wiping fingerprints, smears and smudges on walls, doors, frames, kick and push plates, handles, light switches and glass surfaces.

MONTHLY:

1.       Wash and sanitize all partitions, tile walls and enamel surfaces.
2.       Dust or vacuum clean all heating and air-conditioning ceiling vents.

QUARTERLY:

1.       Machine scrub and rinse all floor surfaces.


                                   STAIRWELLS

DAILY:

1. Spot clean by damp wiping fingerprints, smears, and smudges on walls, doors, frames, kick and push plates, and handles.

MONTHLY:

1. Vacuum and/or dry mop using a chemically treated dry mop all stairwells.
2.       Dust all handrails.

                                    ELEVATORS

DAILY:

1.       Sweep or vacuum floors.
2.       Inspect carpet for spots and stains, removing where possible.
3.       Clean elevator tracks.
4.       Clean walls and polish brightwork.
5.       Wipe down all surfaces in freight elevator.

MONTHLY:

1.       Wash light fixtures.




                                    EXHIBIT C
                              RULES AND REGULATIONS


1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than for ingress to and egress from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in public hall of the Building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No Tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, other than seeing eye dogs, be kept in or about the Building. Smoking or carrying lighted cigars or cigarettes in the Building is prohibited.

4. No awnings, antennae, or other projections shall be attached to the outside walls of the Building.

5. No curtains, blinds, shades, or screens other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord.

6. No advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or the Building or on the inside of the Premises if the same is visible from the outside of the Premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the Premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used in interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

9. Freight, furniture, business equipment, safes, merchandise and bulky matter of any description shall be delivered to and removed from the Premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

10. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. 12. Tenant shall not bring or permit to be brought or kept in or on the Premises, any flammable, combustible or explosive fluid, material, chemical or substance or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises. Without limiting the foregoing, Tenant shall not permit any cooking within the Premises, except that a coffee bar and microwave may be used by Tenant's employees in the Premises.

13. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

14. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and any other means of entry to the Premises closed and secured.

15. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations and Building rules and shall not, directly or indirectly, make any use of the Premises which may be prohibited by any thereof or which shall be dangerous to person or property or shall increase the cost of insurance or require additional insurance coverage.

16. Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

17. Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the written permission of Landlord.

18. No person or contractor not employed or approved by Landlord shall be used to perform window washing, cleaning, repair or other work in the Premises.

19. No vending machines other than those furnished by the Landlord are to be placed in any hallways or Building common areas.

20. No parking in front of the main entrance of the Building is permitted.

21. Tenant shall comply with the Building's recycling program, as the same may be established or changed by Landlord from time to time.




                                 EXHIBIT D

         SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     This SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT is made as of this _____ day of ____________, 1998, by and among NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation, (together with its successors and assigns, "Mortgagee"), THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation ("Tenant"), and NORTHLAND METRO PORTFOLIO LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Landlord").

                                 RECITALS
     A. Landlord is the owner of those certain premises commonly known as Metro Center, 350 Church Street, Hartford, Connecticut, more particularly described in Exhibit A attached hereto as (the "Real Estate");

     B.       Mortgagee is now or will be the owner and holder of a note
(the "Note") evidencing a loan (the "Loan") made by Mortgagee to Landlord, and a mortgage (the "Mortgage")securing the Loan, in each case executed by Landlord to Mortgagee;

     C. The Mortgage constitutes or will constitute a first lien upon, among other things, the Real Estate and the current and future improvements (the "Improvements") situated thereon (collectively, the "Property");

     D. Under the terms of a certain Lease (the "Lease") dated on or about the date hereof, Landlord leased to Tenant the Real Estate and the Improvements, or a portion thereof, as more particularly described in the Lease; and

     E. The parties are entering into this Agreement as a condition of Mortgagee's agreement to make the Loan evidenced by the Note.

                                 AGREEMENTS

     1. Subordination. The Lease is and at all times shall be subordinate to the Mortgage and to all substitutions, renewals, modifications and amendments of and to the Mortgage (including, without limitation, any of the foregoing which increase the indebtedness secured thereby).

     2.       Non-Disturbance.  In the event of foreclosure of the Mortgage
(by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale, or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the lease now provided thereunder, and so long as Tenant is not in default under any of the terms, covenants and conditions of the lease beyond any applicable grace or cure period, Mortgagee agrees on behalf of itself, its successors and assigns, and on behalf of any purchaser at such foreclosure ("Purchaser") that Tenant shall not be disturbed in the quiet and peaceful possession of the premises demised under the Lease, subject to the terms and conditions of the Lease.

     3. Attornment. In the event of foreclosure of or other execution on the Mortgage or conveyance in lieu of foreclosure, which foreclosure, execution or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the lease now provided thereunder, Tenant shall attorn to Mortgagee or Purchaser and recognize Mortgagee or Purchaser as Tenant's landlord under the Lease, and so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Mortgagee or Purchaser shall recognize and accept Tenant as its tenant thereunder, whereupon the Lease shall continue, without further agreement, in full force and effect as a direct lease between Mortgagee or Purchaser and Tenant for the remaining term thereof, together with all extensions and renewals now provided thereunder, upon the same terms, covenants and conditions as therein provided, and Mortgagee or Purchaser shall thereafter assume and perform all of Landlord's subsequent obligations, as landlord under the Lease, and Tenant shall thereafter make all rent payments directly to either Mortgagee or Purchaser, as the case may be, subject to the limitations contained in Section 4 and Section 8 below.

     4. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of or other execution on the Mortgage (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, the liability of Mortgagee or Purchaser, as the case may be, shall be limited as set forth below in Section 8 below, provided, however, that Mortgagee or Purchaser, as the case may be, shall in no event or to any extent:

    (a) be liable to Tenant for any past act, omission or default on the part of the original or any other landlord under the Lease and Tenant shall have no right to assert the same or any damages arising therefrom as an offset, claim, defense or deficiency against Mortgagee, Purchaser, or the successors or assigns of any of them; provided, however, that if notice of such act, omission or default is given to Mortgagee and Mortgagee or any Purchaser succeeds to the interest of Landlord under the Lease, then Mortgagee or such Purchaser shall be subject to any abatement or offset right to which Tenant may be entitled under the Lease on account of such act, omission or default;

    (b) be liable to Tenant for any payment of rent more than thirty (30) days in advance or any deposit, rental security or any other sums deposited with the original or any other landlord under the Lease and not delivered to Mortgagee;

    (c) be bound by any cancellation, surrender, amendment or modification of the Lease entered into by Tenant unless:

            (i) Tenant is allowed to take such action as a matter of right under the Lease;

            (ii) Such action does not affect the monetary obligations of the Tenant with respect to the Property; or

            (iii) Mortgagee provides its prior written consent to such action, which consent shall not be unreasonably withheld or delayed.

     (d) be liable to Tenant for construction, or delays in construction, of the Improvements or the portion thereof leased to Tenant; or

     (e) be bound by any option or right of first refusal to purchase the Real Estate granted to Tenant under the Lease.

     5. Further Documents. The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of any party hereto. Each party agrees, however, to execute and deliver to the other or to any person to whom Tenant herein agrees to attorn such other instruments as either shall reasonably request in order to confirm said provisions.

     6. Notice and Cure. Tenant agrees that if there occurs a default by Landlord under the Lease:

     (a) Tenant shall use best efforts to give a copy of each default notice given to Landlord pursuant to the Lease to Mortgagee; and

     (b) Mortgagee shall have the right, but not the obligation, to cure the default within the time prescribed by the Lease or, if such default cannot reasonably be cured within that time, then such additional time not to exceed forty-five (45) days as may be necessary if Mortgagee shall have commenced and shall be diligently pursuing the remedies necessary to cure such default.

     7. Notices. All notices, demands and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given when personally served or if sent by U. S. registered or certified mail, postage prepaid, addressed as follows:

              Mortgagee:        Nomura Asset Capital Corporation
                                633 West Fifth Avenue, 68th Floor
                                Los Angeles, CA 90071
                                Attention: David Walker

              Tenant: The Lincoln National Life Insurance Company 350 Church Street
                                Hartford, Connecticut 06103
                                Attention: Peter Gourley, Vice President
                                           Financial Reporting & Pricing



              Landlord:         c/o Northland Investment Corporation
                                2150 Washington Street
                                Newton, Massachusetts 02162
                                Attention: President

     8. Limitation of Personal Liability. At any time before or after Mortgagee or Purchaser succeeds to the interest of Landlord, Tenant agrees to look only to such Mortgagee's or Purchaser's interest in the Property to satisfy any of the respective obligations of Mortgagee or Purchaser to Tenant.

     9. Payment of Rent. Tenant hereby acknowledges that the Lease and the rents and all other sums due thereunder have been assigned to Mortgagee as security for the Loan evidenced by the Note and secured by the Mortgage. If Mortgagee notifies Tenant of the occurrence of a default under the Note, Mortgage or any other document, instrument or agreement evidencing or securing the indebtedness and/or demands that Tenant pay rents and all other sums due or to be become due under the Lease directly to Mortgagee, Tenant shall pay rent and all other sums due under the Lease directly to Mortgagee or as otherwise directed in writing by Mortgagee without the need on the part of Mortgagee to document or otherwise establish any default. Landlord hereby irrevocably authorizes and directs Tenant to make the foregoing payments to Mortgagee upon such notice and demand without the need to inquire of Landlord as to the validity of such notice or any contrary notice or direction from Landlord and Landlord agrees not to seek payment from Tenant of any such payments made to Mortgagee.

     10. Binding Effect. The terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

     11. Modification. This Agreement may not be modified orally or in a manner other than by an agreement signed by the parties hereto or their respective successors in interest.

     12. Choice of Law. This Agreement shall be governed by the internal law (and not the law of conflicts) of the State in which the Property is located.

     13. Counterparts. This Agreement may be executed in two or more counterparts which, when taken together, shall constitute one and the same original.

                       [Signatures commence on following page]

     WITNESS the due execution of this instrument by the parties hereto the day and year first above written.
                                        MORTGAGEE:

                                        NOMURA ASSET CAPITAL CORPORATION,
                                        a Delaware corporation
Signed, sealed and delivered
in the presence of:

_____________________________

_____________________________           By:____________________________________
                                           Name:
                                           Title:


                                        TENANT:

                                        THE LINCOLN NATIONAL LIFE


                                        INSURANCE COMPANY,
                                        an Indiana corporation
Signed, sealed and delivered
in the presence of:

_____________________________

_____________________________           By:____________________________________
                                           Name:
                                           Title:




                                         LANDLORD:

                                         NORTHLAND METRO PORTFOLIO LIMITED
                                         PARTNERSHIP, a Massachusetts limited
                                         partnership

                                         By:   Northland Metro Partners Limited
                                               Partnership, its General Partner

                                               By:   Northland Metro Partners
                                                     Incorporated, its General
Signed, sealed and delivered                         Partner
in the presence of:

_____________________________

_____________________________                        By:_______________________
                                                        Name:
                                                        Title:




STATE OF ____________)

COUNTY OF ___________)

         The foregoing instrument was acknowledged before me this ______ day of ____________, 1998 by _______________________________________, a ______________
of Nomura Asset Capital Corporation, a Delaware corporation.

         WITNESS my hand and official seal.


                                     Signature _________________________ (Seal)
                                                     Notary Public
My commission expires:


STATE OF ____________)

COUNTY OF ___________)


         The foregoing instrument was acknowledged before me this ______ day of ____________, 1998 by _______________________________________, a ______________
of The Lincoln National Life Insurance Company, an Indiana corporation.

          WITNESS my hand and official seal.


                                     Signature _________________________ (Seal)
                                                     Notary Public

My commission expires:




COMMONWEALTH OF MASSACHUSETTS   )

COUNTY OF ___________           )

         The foregoing instrument was acknowledged before me this _____ day of ____________, 1998 by ____________________________________, the ______________
of (Northland Metro Partners Incorporated as General Partner for Northland Metro Partners Limited Partnership, as General Partner for Northland Metro Portfolio Limited Partnership, a Massachusetts limited partnership).

         WITNESS my hand and official seal.


                                     Signature _________________________ (Seal)
                                                     Notary Public

My commission expires:


Record and Return to:

Dechert Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Attn: Joseph B. Heil, Esquire




                                    EXHIBIT E
                            PLAN OF STORAGE PREMISES




                                    EXHIBIT F
                            METRO CENTER FITNESS CLUB
                                 USAGE AGREEMENT

--------------------------------------------------------------------------
FIRST NAME                 MIDDLE NAME                           LAST NAME

__________________________________________________________________________
COMPANY NAME                                                       SUITE #

--------------------------------------------------------------------------
HOME PHONE                                                      WORK PHONE

IN AN EMERGENCY, PLEASE NOTIFY:

--------------------------------------------------------------------------
NAME                                                 WORK PHONE/HOME PHONE

The undersigned wishes to use the equipment and/or services of the Metro Center Fitness Club. The undersigned understands that his/her application is subject to review and approval of the Metro Center Fitness Club.

Usage may be immediately terminated or suspended by the building owner (the "Owner") if the undersigned, in the judgment of the Owner, violated any rules, regulations or policies of the Metro Center Fitness Club or if the undersigned, or any guest of the undersigned, in the judgment of the Owner, conducts himself/herself in a manner detrimental to the Owner or its participants or in any manner that the Metro Center Fitness Club deems inappropriate or disruptive.

As a participant, the undersigned agrees to conform to and be bound by the rules, regulations and policies of the Metro Center Fitness Club, as they may be amended from time to time.

HEALTH WARRANTY AND WAIVER OF LIABILITY
The undersigned hereby represents and warrants that he/she has consulted with a physician and has no disability, impairment or ailment that will prevent him/her from safely engaging in exercise or that will be detrimental or dangerous to his/her health, safety or physical condition if he/she does participate in exercising or the use of any of the facilities and services provided by the Metro Center Fitness Club to the maximum extent provided by law. The undersigned assumes any and all risks of injury, damage or property loss associated with the use of the Metro Center Fitness Club's facilities and equipment, and releases the Owner and its agents, employees and contractors from any claims, damages or loss which arises as a result of any injury, property loss or other damage sustained in or about the Metro Center Fitness Club facilities.

The undersigned acknowledges that the Metro Center Fitness Club is an unattended facility and assumes all risks arising from such fact.

The undersigned represents to the Owner that he/she is familiar with all the equipment in the Metro Center Fitness Club and is experienced in the safe and proper usage of said equipment.

Signature___________________________________________________________
         Name:

Date______________________________________



                            METRO CENTER FITNESS CLUB
                               Rules and Policies

The following rules and policies are subject to change at any time. The Metro Center Fitness Club shall have complete charge of its facilities at all time. If you have questions or concerns, please contact the Management Office.

------------------------------------------------------------------------

The Metro Center Fitness Club shall not be held responsible or liable by any participant for personal injury, damage or loss of property for any reason. Anyone using the Club facilities does so at their own risk.

Participants must be at least eighteen (18) years of age.

A fitness consultation with your physician must be performed prior to Club participation.

Free temporary lockers are available in the dressing rooms during club usage. Any articles left in temporary lockers overnight will be removed by Management.

Wipe off equipment after use.

When using free weights, return to rack and bend knees when setting weights down. (Do not drop weights.)

PARTICIPANTS ARE URGED TO AVOID BRINGING VALUABLES INTO CLUB PREMISES. THE METRO CENTER FITNESS CLUB AND ITS OWNERS, AGENTS, EMPLOYEES AND CONTRACTORS SHALL NOT BE LIABLE FOR THE LOSS OR THEFT OF, OR DAMAGE TO, THE PERSONAL PROPERTY OF CLUB PARTICIPANTS.

Report damaged or loose machine parts to Management.

Report any incident or accident to Management immediately.

Pets are not allowed in the Club.

No smoking is permitted anywhere in the Club.
No alcoholic beverages or illegal substances of any kind may be brought into the Club. Violation of this rule will result in immediate termination of usage.

No food is to be eaten in the Club.

Be considerate of others. Loud or abusive language will not be tolerated. Personal radios anywhere in the Club are limited to headphone use.

Proper attire, including shoes and shirt, must be worn at all times.

Workout at a safe intensity level (not your neighbor's intensity level).

THE METRO CENTER FITNESS CLUB RESERVES THE RIGHT TO ESTABLISH AND CHANGE HOURS OF OPERATION AND CLUB AVAILABILITY.